UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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LAZYDAYS HOLDINGS, INC.

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LAZYDAYS HOLDINGS, INC.

6130 Lazy Days Boulevard

Seffner, Florida 33584

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2019

We are pleased to notify you that we will hold the 2019 annual meeting of our stockholders on May 20, 2019, at 10:00 a.m. Eastern Time, at the Lazydays RV Resort at 6210 County Road 579, Seffner, Florida, 33584 for the purpose of considering and acting on the following proposals:

1.	To elect Jordan Gnat and Erika Serow as Class A directors to serve until the 2022 Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

3.	To approve the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan;

4.	To approve the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

Our Board of Directors has established the close of business on March 25, 2019 as the “record date” for this annual meeting. This means that you are entitled to vote at this meeting (in person or by legally-appointed proxy) if our stock records show that you owned our common stock at that time.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to all of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 10, 2019, we will commence sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2019 annual meeting of stockholders and our 2018 annual report to stockholders. The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Lazydays Holdings, Inc. We look forward to seeing you at the annual meeting.

LAZYDAYS HOLDINGS, INC.

William P. Murnane
Chairman of the Board and Chief Executive Officer

April 10, 2019

Seffner, Florida

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF

LAZYDAYS HOLDINGS, INC.

6130 Lazy Days Boulevard

Seffner, Florida 33584

to be held May 20, 2019

INTRODUCTION

The Board of Directors of Lazydays Holdings, Inc. is soliciting proxies from stockholders for its use at the 2019 annual meeting of stockholders, and at any adjournment or adjournments of that meeting. The annual meeting is scheduled to be held on May 20, 2019, at 10:00 a.m., Eastern Time, at the Lazydays RV Resort at 6210 County Road 579, Seffner, Florida, 33584.

To improve readability, Lazydays Holdings, Inc. which has prepared this proxy statement, will sometimes speak in this document in the first-person (using words such as “we” or “our” or “us”) and will address its stockholders using second-person words (such as “you” or “your”). We will also sometimes refer to Lazydays Holdings, Inc., as “Lazydays,” or the “Company.” References to the Board of Directors of the Company in this proxy statement will usually be shortened to “our Board.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 10, 2019, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2018 annual report to stockholders are available for viewing, printing and downloading at https://www.lazydays.com under the Investor Relations link and the Financial Information –SEC Filings page. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2018 on the website of the Securities and Exchange Commission at www.sec.gov, or at https://www.lazydays.com under the Investor Relations link and the Financial Information –SEC Filings page. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by following the instructions included on the Important Notice Regarding the Availability of Proxy Materials or by sending a written request to: Lazydays Holdings, Inc., 6130 Lazy Days Boulevard, Seffner, Florida 33584, Attention: Investor Relations.

INFORMATION ABOUT THE MEETING AND VOTING

Purpose of the Meeting

The purpose of the annual meeting is for the stockholders to consider and act on the following proposals:

1.	To elect Jordan Gnat and Erika Serow as Class A directors to serve until the 2022 Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

3.	To approve the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan;

4.	To approve the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan; and

5.	To transact such other business as may properly come before the meeting.

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Stockholders Entitled to Vote at the Meeting

Our Board has established the close of business on March 25, 2019 as the “record date” for this annual meeting. This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned shares of our common stock or preferred stock at that time. As of this record date, 8,471,608 shares of our common stock were issued and outstanding and 600,000 shares of our Series A Convertible Preferred Stock, which we refer to as the preferred stock, were issued and outstanding. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the annual meeting and can be voted only if the record owner of that share, determined as of the record date, is present in person at the meeting or represented by proxy.

The holders of shares of the preferred stock shall be entitled to vote with the holders of shares of common stock and not as a separate class, at the annual meeting of stockholders of the Company. Each holder of shares of preferred stock shall be entitled to that number of votes equal to the whole number of shares of common stock into which such holder’s aggregate number of shares of preferred stock are convertible (pursuant to Section 6 of the Certificate of Designation but as restricted in the case of any Electing Holder (as defined in the Certificate of Designation) by Section 14 of the Certificate of Designation) as of the close of business on the record date. Subject to the foregoing, each holder of shares of the preferred stock shall be entitled to the number of votes equal to the largest number of full shares of common stock into which all shares of preferred stock held of record by such holder could then be converted (taking into account, for the avoidance of doubt, the Liquidation Preference (as defined in the Certificate of Designation) then in effect (the Liquidation Preference includes all accrued and unpaid dividends on the preferred stock) for purposes of the Conversion Rate (as defined in the Certificate of Designation) and any Conversion Price (as defined in the Certificate of Designation) adjustments made pursuant to Section 8 of the Certificate of Designation) at the record date for the determination of the stockholders entitled to vote on or consent to such matters. As a result, the preferred stock are collectively entitled to 6,072,514 votes on each matter properly to come before the annual meeting and can be voted only if the record owner of shares of preferred stock, determined as of the record date, is in person at the meeting or represented by proxy. Collectively, the holders of common stock and preferred stock are entitled to 14,544,122 votes on each matter properly to come before the annual meeting.

Voting Shares of Common Stock or Preferred Stock By Proxy That You Hold In Your Name

You have three choices:

●	VOTE BY INTERNET – www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. on May 19, 2019. Have the Notice in hand when you access the website. Follow the steps outlined on the secured website.

●	VOTE BY PHONE – 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. on May 19, 2019.

●	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts

Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares of common stock in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the annual meeting. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares of common stock. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.

If you hold your shares of common stock through a broker and you do not timely provide your broker with specific instructions on how to vote your shares of common stock, your broker will not be authorized to cast a vote on your behalf on Proposals 1, 3 and 4 but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 2. In such cases, a “broker non-vote” may be entered with respect to your shares of common stock on Proposals 1, 3 and 4 to reflect that your broker was present with respect to your shares of common stock at the meeting but was not exercising voting rights on your behalf with respect to those shares of common stock.

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The shares of preferred stock are only held by stockholders directly in their own name and as a result there will be no “broker non-votes” with respect to the shares of preferred stock.

Your Voting Options on Each of the Proposals

You may vote “for” or “withhold” (meaning you choose to withhold from the proxy holders named on the Company’s proxy card your authority to vote) with respect to the election of each nominee for director (Proposal 1 on the proxy card).

You may vote “for,” “against” or “abstain” with respect to the proposal on the ratification of the appointment of Marcum LLP (Proposal 2 on the proxy card).

You may vote “for,” “against” or “abstain” with respect to the proposal to approve the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan (Proposal 3 on the proxy card).

You may vote “for,” “against” or “abstain” with respect to the proposal to approve the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan (Proposal 4 on the proxy card).

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holders named on the Company’s proxy card in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Our Board’s Voting Recommendations

Our Board recommends that you vote:

●	FOR the election of each of Jordan Gnat and Erika Serow as Class A directors to serve until the 2022 Annual Meeting of Stockholders (Proposal 1 on the proxy card);

●	FOR the approval of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal 2 on the proxy card);

●	FOR the approval of the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan (Proposal 3 on the proxy card); and

●	FOR the approval of the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan (Proposal 4 on the proxy card).

If any other matter is properly brought before the annual meeting, the Company - through the proxy holders named on the Company’s proxy card or their designees, and pursuant to the blanket authorization granted under the proxy - will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.

Required Votes to Approve Each Proposal

Two Class A director positions on our Board are scheduled to be filled by vote of the stockholders at the annual meeting. As a stockholder, you are entitled to cast one vote per vote entitled to for each of up to two nominees for election as directors at the annual meeting, but you may not cumulate your votes (in other words, you may not cast votes representing two times the number of your votes entitled to vote in favor of a single nominee). Directors are elected from among the nominees by a plurality of the votes that are cast among all nominees; this means the individuals whose names are validly placed into nomination at the meeting who receive the two highest number of votes cast “for” their election will be elected as directors of the Company. A properly returned proxy indicating “withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the election of directors. “Broker non-votes” will not be counted as votes cast on the proposal and will have no effect on the election of directors.

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The vote of the holders of a majority of the stock represented and entitled to vote at the meeting will approve (i) the proposal to approve the appointment of Marcum LLP; (ii) the proposal to approve the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan; (iii) the proposal to approve the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan; and (iv) all other matters that arise at the annual meeting.

For Proposals 2 , 3 and 4, abstentions will be counted as present and entitled to vote and will have the same effect as negative votes. For Proposal 3 and 4, broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote for Proposals 3 and 4. Brokers will have discretionary authority to vote on Proposal 2 since it is considered a routine matter and as a result there will be no broker non-votes with respect to Proposal 2.

Quorum

Delaware law provides that any stockholder action at a meeting requires that a quorum exist with respect to that meeting. Once a share is represented for any purpose at a meeting, it is deemed by Delaware law to be present for quorum purposes for the remainder of the meeting and (unless a new record date is or must be set for any such adjournment) any adjournment of that meeting.

The holders of a majority of the capital stock issued and outstanding and entitled to vote at the annual meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall not be present or represented at the annual meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the annual meeting, present in person or represented by proxy, shall have power to adjourn the annual meeting from time to time, without notice other than announcement at the annual meeting, until a quorum shall be present or represented. At such adjourned annual meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the annual meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned annual meeting, a notice of the adjourned annual meeting shall be given to each stockholder entitled to vote at the annual meeting.

Shares of common stock and preferred stock held of record by stockholders who (in person or by proxy) abstain from voting on any or all proposals (and shares of common stock represented by “broker non-votes,” described above under “Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts”) will be included in the number of shares of common stock and preferred stock present at the meeting for purposes of determining the presence of a quorum.

Voting on Possible Other Matters

We are not aware that any person intends to propose that any matter, other than the four numbered proposals specifically described by this proxy statement, be presented for consideration or action by our stockholders at our annual meeting. If any such other matter should properly come before the meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the stock represented and entitled to vote at the meeting, unless our certificate of incorporation or bylaws or applicable law require otherwise. If you vote by proxy, you will be granting the proxy holders named on the Company’s proxy card authority to vote your shares of common stock and preferred stock on any such other matter in accordance with their discretion and judgment.

Revocation of Proxies or Voting Instructions

A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the annual meeting by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Corporate Secretary. If a stockholder of record has voted via the Internet or telephone, such stockholder may also change that vote with a timely and valid later Internet vote, telephone vote or by voting at the meeting by ballot. Attendance at the meeting will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to the Corporate Secretary before the proxy is exercised or the stockholder votes by ballot at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.

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Solicitation of Proxies

Our Board is making this solicitation of proxies for our annual meeting. Our Company will bear all costs of such solicitation, including the cost of preparing and distributing this proxy statement and the enclosed form of proxy. After the initial distribution of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

Emerging Growth Company

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of seven (7) directors who are divided into three classes. Directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The current classification of our Board is:

Class A - Terms expiring at this annual meeting:	Jordan Gnat and Erika Serow

Class B - Terms expiring at the 2020 annual meeting:	Jerry Comstock and B. Luke Weil

Class C - Terms expiring at the 2021 annual meeting:	William P. Murnane, James F. Fredlake and Christopher S. Shackelton

Mr. Fredlake was originally designated to our Board by Lazydays, Messrs. Gnat and Weil were originally designated to our Board by Andina, Messrs. Shackelton and Comstock were originally designated to our Board by certain of the preferred stock investors in the PIPE Investment, and Mr. Murnane was originally designated to our Board by mutual agreement of Andina and Lazydays. Each of our directors was elected by the stockholders prior to the business combination on March 15, 2018, except for Ms. Serow who was nominated by the Nominating Committee and appointed to the Board subsequent to the closing of the business combination. The holders of preferred stock to designate up to two (2) members to the Board.

Our Board, on the recommendation of its Nominating Committee, has nominated Mr. Gnat and Ms. Serow for re-election at this year’s annual meeting. If re-elected, each of these two nominees will serve on our Board until the 2022 annual meeting, or until his or her successor is duly elected and qualified in accordance with the Company’s bylaws. If any of these nominees should become unable to accept election, the proxy holders named in the Company’s proxy card may vote for other person(s) selected by our Board. Our Board has no reason to believe that any of the nominees will be unable to accept election.

Below is certain information concerning our Board’s nominees for election at this year’s annual meeting, followed by information concerning those Board members who are not standing for election this year and whose term of office will continue after the annual meeting. The biographies of each of the nominees and continuing directors below contain information regarding the experiences, qualifications, attributes or skills that caused the Nominating Committee and our Board to determine that the person should be re-elected (or should continue to serve even if not standing for re-election) as a director for the Company in 2019.

Following the director biographies is information concerning our corporate governance structure, including descriptions of the standing committees of our Board, namely our Audit, Compensation and Nominating Committees. The directors serving on each committee are listed in the descriptions below. Our directors may also serve on other committees of our Board and the board of directors of the Company’s subsidiaries that are not required to be described by this proxy statement and which are therefore not identified in the information below.

Elsewhere in this proxy statement you will find information concerning the numbers of our securities that are beneficially owned by each of our directors (see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”) and information regarding the compensation of our directors (see “EXECUTIVE COMPENSATION”). We urge you to review all of this information when deciding how to vote on Proposal 1.

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Our Board recommends that you vote FOR both of the nominees named below.

The following persons have been nominated for election to the Board:

Nominees for Election as Class A Directors at this Annual Meeting (with Terms to Expire at the 2022 Annual Meeting)

Jordan Gnat, 46, was elected as a director in March 2018. Mr. Gnat has served as Group Senior Vice President of The Stars Group, an owner of industry leading gaming brands, since July 2018. Mr. Gnat served as Senior Vice President Strategic Business Development for Scientific Games through April 2018. Prior to joining Scientific Games in 2011, Mr. Gnat was Founder, President and Chief Executive Officer of Boardwalk Gaming and Entertainment from 2004 to 2011 which grew to become the largest charitable gaming operator in Canada. Mr. Gnat also served as Executive Vice-President of Kilmer Van Nostrand Company Limited from 2002 to 2011, and President and Chief Executive Officer of Midnorthern Group from 1994 to 2002 which grew to be the largest integrated major appliance wholesaler/retailer in Canada. Mr. Gnat is involved in several volunteer and philanthropic organizations. He is currently a member of the Board of Directors of the Hospital for Sick Children Foundation in Toronto, a member of the Board of Trustees for the Jewish Foundation of Toronto and a member of the Board of Governors of Mt Sinai Hospital in Toronto. Mr. Gnat received a bachelor’s degree in Political Science from the University of Western Ontario.

Mr. Gnat brings business development knowledge to the board of directors. Mr. Gnat’s experience as an executive provides leadership experience that strengthens the board of directors’ collective knowledge, capabilities and experience.

Erika Serow, 45, was appointed to the Board in March 2018 subsequent to our business combination with Andina Acquisition Corp. II. Ms. Serow has served as Chief Marketing Officer and Vice President of Bain & Company since January 2019 and previously held various executive positions at Bain & Company during her prior 20 year tenure there from August 1995 through December 2015, including Partner and Head of Bain’s Americas Retail Practice. Ms. Serow brings over 20 years of retail experience as an executive in the consulting and retail industries. Ms. Serow served as Global President and U.S. CEO of Sweaty Betty, a UK-based women’s activewear company from January 2016 through February 2017. Ms. Serow received an M.B.A. from Stanford University Graduate School of Business and a B.A. from Duke University.

Ms. Serow brings extensive retail, executive and marketing knowledge to the board of directors. Ms. Serow’s experience as an executive in the consulting and retail industries provides knowledge and experience that strengthens the board of directors’ collective knowledge, capabilities and experience.

The following persons will continue as directors:

Continuing Members of the Class B Directors with Terms Expiring at the 2020 Annual Meeting

Jerry Comstock, 65, was elected a director in March 2018. Mr. Comstock brings over 35 years of experience as a professional executive in the restaurant, automotive, and retail industries. Mr. Comstock most recently served as Chief Operating Officer of Fridays Restaurants from January 2017 through September 2017. From 2005 until selling the company in December 2016, Mr. Comstock was the Managing Owner and Chief Executive Officer of Strategic Restaurant Acquisition Group, a 330 unit multi-branded restaurant company. From 2002 until 2005, Mr. Comstock was Chief Executive Officer of Wherehouse Entertainment. From 1998 until 2002 Mr. Comstock was President and COO of Bennigan’s Restaurants. From 1996 until 1998, Mr. Comstock was a Senior Executive of AutoNation USA, one of the original six executives of that company. Mr. Comstock was a Senior Executive at Blockbuster Entertainment from 1991 until 1996. He started his career in 1977 with National Convenience Stores, becoming a Senior Executive in 1985. Mr. Comstock currently sits on the Board of Directors of Actio Analytics, a privately-held company that has developed a Software as a Service analytics platform for restaurant industry operators. Previously he has served on the Boards of AMF/Bowlmor and Eddie Bauer, and as Chairman of the Board of Wherehouse Entertainment. Mr. Comstock received a B.B.A. degree from the University of Texas.

Mr. Comstock brings extensive automotive and retail industry knowledge to the board of directors. Mr. Comstock’s experience as a director of other publicly traded companies and his demonstrated leadership roles in other business activities contributes to the board of directors’ collective knowledge, capabilities and experience.

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B. Luke Weil, 39, was elected to the Board in March 2018. Mr. Weil served as Chief Executive Officer from inception in July 2016 until August 2018 of Andina Acquisition Corp. III and has served as a member of its Board of Directors since inception. Mr. Weil served as Chief Executive Officer from its inception until August 2015 of Andina Acquisition Corp. II and served as a member of its Board of Directors from its inception in July 2015 until our business combination and served as Non-Executive Chairman of the Board from February 2016 until our business combination. In October 2014, he founded the Long Island Marine Purification Initiative, a non-profit foundation established to improve the water quality on Long Island, New York, and has served as its Chairman since such time. In November 2012, he also co-founded Rios Nete, a clinic in the upper amazon region of Peru. From 2008 to 2013, Mr. Weil was Vice President, International Business Development — Latin America for Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From January 2013 until its merger in December 2013, Mr. Weil served as Chief Executive Officer of Andina 1 and previously served as a member of its Board from September 2011 until March 2012. From January 2004 to January 2006, Mr. Weil served as an associate of Business Strategies & Insight, a public affairs and business consulting firm. From June 2002 to December 2004, Mr. Weil served as an analyst at Bear Stearns. Mr. Weil received a B.A. from Brown University and an M.B.A. from Columbia Business School.

Mr. Weil brings extensive knowledge regarding the Company’s predecessor, Andina Acquisition Corp. II, to the board of directors. His experience with blank check companies and finance experience strengthens the board of directors’ collective knowledge, capabilities and experience.

Continuing Members of the Class C Directors with Terms Expiring at the 2021 Annual Meeting

William P. Murnane, 56, has served as Chairman of the board of Lazydays since 2009. He joined the company as Chief Executive Officer in December 2016. From 2008 through 2016, Mr. Murnane, was a former principal and operating partner at Wayzata Investment Partners LLC, where he specialized in operational turn-arounds. From 2000 to 2007, Mr. Murnane was Chairman and Chief Executive Officer of Innovex, Inc., an international manufacturer of components used in high technology electronics. Before joining Innovex in 1995, Mr. Murnane was Chief Operating Officer at Boutwell Owens & Co. and Uniform Printing and Supply, two privately held printing companies based in Massachusetts. Mr. Murnane started his career with United Parcel Service where he held various engineering and management positions. Mr. Murnane received a BS in Engineering from New Jersey Institute of Technology, an MS in Operations Research from the University of Maryland, and an MBA from the Harvard Business School.

Mr. Murnane’s prior management experience along with his position as our Chief Executive Officer and his broad knowledge of our Company and the industry are important qualifications for the board of directors. His extensive history with the Company strengthens the board of directors’ collective knowledge, capabilities and experience.

James J. Fredlake, 54, was elected as a director in March 2018 and had served on the board of directors of Lazy Days’ R.V. Center, Inc. since 2010. Mr. Fredlake retired as Chief Executive Officer of Anchor Glass Container Corp in early 2017 after more than eight years as Chief Executive Officer and three years as Chief Financial Officer. Mr. Fredlake’s background includes ten years with Alcoa after starting his professional career in public accounting. Mr. Fredlake also serves as a board member for the Academy Prep Center of Tampa. Mr. Fredlake received a BS in accounting from Arizona State University.

Mr. Fredlake’s extensive management experience and his demonstrated leadership roles in other business activities are important qualifications for the board of directors. His extensive financial management experience and history with the Company also contribute to the board of directors’ collective knowledge, capabilities and experience.

Christopher S. Shackelton, 39, was elected to the Board in March 2018. Mr. Shackelton is co-founder and managing partner of Coliseum Capital Management, a private investment company founded in 2005 that invests with a long-term orientation in undervalued companies. Coliseum focuses its capital and effort behind strong management teams and boards, with a willingness to work alongside companies to facilitate further value creation. Affiliates of Coliseum are investors in the PIPE Investment. Mr. Shackelton has significant public company investment and directorship experience. Mr. Shackelton has served as Chairman of Providence Service Corp., a Nasdaq-listed healthcare company, since 2012. In addition to working closely with a number of private companies, he is presently also a director on the public boards of BioScrip (since 2015) and Universal Technical Institute (since 2016). Previously, he served as Chairman of Rural/Metro Corp, an emergency ambulance company, from 2010 to 2011, as well as on the board of directors of LHC Group (2012 to 2017), Advanced Emissions Solutions (2014 to 2016) and Interstate Hotels (2009 to 2010). Prior to Coliseum, he worked at Watershed Asset Management and Morgan Stanley & Co. He is actively involved in multiple charitable organizations, including as Chairman of The Connecticut Open. Mr. Shackelton received a bachelor’s degree in Economics from Yale College.

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Mr. Shackelton’s investment and business experience and broad understanding of the capital markets, business cycles, and capital investment and allocation are important qualifications for the board of directors. His experience as a director of other publicly-traded companies and his experience with a private investment company contribute to the board of directors’ collective knowledge, capabilities and experience.

CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman of the Board and Chief Executive Officer are currently held by William P. Murnane. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer. As a result, the Company does not believe it is necessary to designate a lead independent director.

Director Independence

We are subject to NASDAQ’s listing requirements regarding the requirement that a majority of the board of directors be “independent.” Our board of directors has determined that all of our directors, other than Messrs. Murnane and Weil, qualify as “independent” directors in accordance with the listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no family relationships among any of our directors or executive officers.

Role of Board in Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board identified above but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility, including the Compensation Committee overseeing risks related to the Company’s compensation policies and practices. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees and Attendance at Board and Committee Meetings

Our Board held ten meetings during 2018. During that time, no member of the Board attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period that such director served).

Pursuant to our bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

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Our Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating Committee. The charters for our Board committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. The charters for our Board committees were adopted by the Board in March 2018. These charters are available at www.lazydays.com under the Investor Relations-Governance-Documents tab, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 6130 Lazy Days Boulevard, Seffner, Florida 33584.

Audit Committee

The members of this committee are Messrs. Fredlake (Chair), Comstock and Gnat. The Board has determined that Mr. Fredlake is an “audit committee financial expert”, as defined in Item 407 of Regulation S-K, and is the Chairman of the Audit Committee. The Audit Committee held seven meetings during 2018.

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities by overseeing our accounting and financial processes and the audits of our financial statements. The Audit Committee has the ultimate authority and direct responsibility for the selection, appointment, compensation, retention and oversight of the work of the Company’s independent auditor that is engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditor must report directly to the Audit Committee. The Audit Committee also is responsible for the review of proposed transactions between the Company and related parties. For a complete description of the Audit Committee’s responsibilities, you should refer to the Audit Committee Charter.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee

The members of the Compensation Committee are Messrs. Shackelton (Chair) and Gnat and Ms. Serow. The Compensation Committee held three meetings during 2018 and took action through unanimous written consent.

The Compensation Committee was established to, among other things, administer and approve all elements of compensation and awards for our executive officers. The Compensation Committee has the responsibility to review and approve the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate individual performance of the Chief Executive Officer in light of those goals and objectives, determine and approve the compensation of all executive officers, review and make recommendations regarding the adoption of and amendments to incentive compensation and equity-based plans. For a complete description of the Compensation Committee’s responsibilities, you should refer to the Compensation Committee Charter.

Nominating Committee

The members of the Nominating Committee are Messrs. Comstock (Chair) and Shackelton and Ms. Serow. The Nominating Committee held three meetings during 2018.

The Nominating Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. For a complete description of the Nominating Committee’s responsibilities, you should refer to the Nominating Committee Charter.

The Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

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Code of Ethics and Business Conduct Policy

In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board has adopted a Code of Business Conduct (“Code of Conduct”), which is applicable to all directors, officers and employees. A copy of the Code of Conduct is available on our corporate website at www.lazydays.com under the Investor Relations-Governance-Documents tab. You also may obtain a printed copy of the Code of Conduct by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 6130 Lazy Days Boulevard, Seffner, Florida 33584.

Director Nomination Process

Guidelines for Selecting Director Nominees

The Nominating Committee will consider persons identified by its members, management, stockholders and others. Nominees will be reviewed in the context of the current composition of the Board (including the diversity in background, experience, and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting its assessment, the Nominating Committee will consider and evaluate each nominee based upon its assessment of the following criteria:

●	Whether the candidate is independent pursuant to the requirements of the Nasdaq Stock Market.

●	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

●	Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

●	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

●	Whether the candidate has knowledge of the Company and issues affecting the Company.

●	Whether the candidate is committed to enhancing stockholder value.

●	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

●	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective, and independent business judgment, and to assume broad fiduciary responsibility.

●	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

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●	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

●	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

●	Whether the candidate is able to suggest business opportunities to the Company.

If a stockholder wishes to suggest a proposed name of a nominee for consideration by the Nominating Committee, the stockholder must submit his/her/its recommendation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of stockholders. The stockholders’ recommendation must contain the following information about the nominee:

●	Name;

●	Age;

●	Business and current residence addresses, as well as residence addresses for the past 20 years;

●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

●	Educational background;

●	Permission for the Company to conduct a background investigation, including the right to obtain education, employment, and credit information;

●	The number of shares of common stock of the Company beneficially owned by the candidate;

●	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

●	A signed consent of the nominee to serve as a director of the Company, if elected.

Communication with Directors

The board of directors has adopted a process to facilitate written communications by stockholders or other interested parties to the entire board, the independent members of the board as a group or any individual member of the board. Persons wishing to write to the board of directors of Lazydays, to a specified director or a committee of the board, should send correspondence to Corporate Secretary at Lazydays Holdings, Inc., 6130 Lazy Days Boulevard, Seffner, Florida 33584.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the board, or to the affairs of Lazydays.

Attendance at Annual Meetings

We do not have a formal policy requiring director attendance at annual meetings of stockholders, but we do encourage all of our directors to attend the annual meetings of stockholders. We did not hold an annual meeting of stockholders during 2018, but Andina Acquisition Corp. II (“Andina”) held a special meeting of its shareholders in order to approve the redomestication merger and the transaction merger (collectively, the “Mergers”) pursuant to the Agreement and Plan of Merger, dated as of October 27, 2017, by and among Andina, Andina II Holdco Corp., Andina II Merger Sub Inc., Lazy Days’ R.V. Center, Inc. and, solely for certain purposes set forth in the merger agreement, A. Lorne Weil (the “Merger Agreement”) and other proposals related to the Mergers.

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EXECUTIVE OFFICERS OF LAZYDAYS

The executive officers of Lazydays as of March 25, 2019 are as follows:

Name	Age	Position
William P. Murnane	56	Chairman of the Board and Chief Executive Officer
Nicholas Tomashot	55	Chief Financial Officer
Ronald Fleming	60	Vice President and National General Manager

William P. Murnane — Please refer to the biographical information listed above in Proposal 1.

Nicholas Tomashot — Mr. Tomashot has served as Chief Financial Officer of Lazydays since May 2018. Mr. Tomashot brings more than thirty years of financial management experience and has an extensive background in corporate finance, financial planning and analysis, cost analysis, business intelligence, investor relations, strategic planning and operational efficiency. Mr. Tomashot was Senior Vice President and General Manager of the National Service Center of US Foods, a national foodservice distributor, from July 2013 through April 2018. Prior to US Foods, Mr. Tomashot was Chief Financial Officer, Treasurer and Corporate Secretary, of Pinnacle Data Systems, a NYSE-traded provider of technology repair and reverse logistics services, from April 2008 through January 2012 and subsequently became Vice President, Finance, of Avnet Integrated, the electronic components distribution company that acquired Pinnacle Data Systems. Prior to that, Mr. Tomashot served in finance leadership roles for Innovex, Inc., an international manufacturer of components used in high technology electronics, as Vice President, Operations Finance- Thailand from June 2004 through April 2008 and as Vice President of Finance from March 2001 through June 2004. Mr. Tomashot holds a Bachelor of Science degree in Finance from The Ohio State University and a Master’s in Business Administration from the Duke University Fuqua School of Business.

Ronald Fleming — Mr. Fleming has served as Vice President and National General Manager since September 2017. In this capacity, Mr. Fleming oversees all dealership operations. Mr. Fleming’s career includes over thirty-five years in the RV industry. Mr. Fleming joined Lazydays in 2013 as the Vice President, General Manager of the Tampa dealership. Prior to joining Lazydays, Mr. Fleming was the Director of Sales for Alliance Coach RV where he supervised all sales, F&I, and internet activity. Mr. Fleming owned and operated Travel Country RV Center from 1996 to 2011. Mr. Fleming started his career with Giant Recreation World in 1980 where he held various positions, including Executive Vice President, when he left in 1996. Mr. Fleming attended Valencia College in Orlando, Florida.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

As of March 25, 2019, 8,471,608 shares of common stock and 600,000 shares of Series A Preferred Stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock and preferred stock as of March 25, 2019, by (i) each of our directors and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the voting securities beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the voting securities listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise noted below, the address of each person listed on the table is c/o Lazydays Holdings, Inc., 6130 Lazy Days Blvd., Seffner, Florida 33584.

Name of Beneficial Owners	Amount and Nature of Beneficial Ownership (Common Stock)		Percent of Class(1)	Amount and Nature of Beneficial Ownership (Series A Preferred Stock)		Percent of Class(2)	Percent of Total Voting Power(3)
Directors and Executive Officers
William Murnane	232,525	(4)	2.7%	—		—	1.6%
Nicholas Tomashot	3,831		*	—		—	*
Maura Berney	8,989	(5)	*	—		—	*
Ronald Fleming	10,790		*	—		—	*
Jerry Comstock	4,692	(6)	*	—		—	*
James J. Fredlake	22,854	(6)	*	—		—	*
Jordan Gnat	9,692	(6)	*	—		—	*
Erika Serow	4,692	(6)	*	—		—	*
Christopher S. Shackelton	750,039	(7)	8.4%	500,000	(8)	83.3%	38.6%
B. Luke Weil	377,784	(9)	4.4%	—		—	2.6%
All directors and executive officers as a group (9 persons)	1,416,899	(10)	15.6%	500,000	(11)	83.3%	42.7%

5% or Greater Securityholders

Coliseum Capital Partners, L.P.	754,731	(12)	8.4%	365,511	(13)	60.9%	29.6%
Wayzata Investment Partners LLC	2,359,905	(14)	27.9%	—		—	16.2%
Park West Asset Management LLC	846,313	(15)	9.99%	100,000	(15)	16.7%	12.8%
Nokomis Capital Master Fund, L.P.	894,669	(16)	9.99%	—		—	6.2%
Blackwell Partners LLC – Series A	133,653	(17)	1.6%	134,489	(18)	22.4%	10.2%
Common Pension Fund D	731,627	(19)	8.6%	—		—	5.0%

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*	Less than 1 percent

(1)	For purposes of this column, the number of shares of the class outstanding reflects the sum of: (i) 8,471,608 shares of common stock that were outstanding as of March 25, 2019 and (ii) the number of shares of common stock, if any, which the relevant person could acquire on exercise of options, warrants, pre-funded warrants or conversion of the Series A Preferred Stock within 60 days of March 25, 2019.

(2)	The purchasers of the Series A Preferred Stock in the PIPE Investment are entitled to vote upon all matters upon which holders of common stock have the right to vote and are entitled to the number of votes equal to the number of full shares of common stock into which such shares of Series A Preferred Stock could be converted at the then applicable conversion rate.

(3)	The Percent of Total Voting Power is calculated by dividing (A) the aggregate for the relevant person of (i) the number of outstanding shares of common stock beneficially owned under Rule 13d-3 of the Exchange Act and (ii) the number of shares of common stock that could be acquired upon the conversion of outstanding shares of Series A Preferred Stock, subject to the beneficial ownership limitations contained therein by (B) the aggregate of (x) the number of shares of common stock currently issued and outstanding, (y) the aggregate number of shares of common stock that could be acquired upon the conversion of all of the shares of Series A Preferred Stock, subject to the beneficial ownership limitations contained therein and (z) the number of shares of common stock, if any, which the relevant person could acquire on exercise of options or warrants within 60 days of March 25, 2019.

(4)	Includes 57,143 shares of common stock issuable upon the exercise of warrants at an exercise price of $11.50 per share of common stock that are or will become exercisable within 60 days of March 25, 2019.

(5)	Ms. Berney left the Company effective as of June 15, 2018. We have no information regarding her common stock ownership as of March 25, 2019. Accordingly, information regarding number of shares of common stock owned is based on her Section 16 filings and Company records.

(6)	Includes 4,692 shares of common stock issuable upon the exercise of options at an exercise price of $11.10 per share of our common stock that are or will become exercisable within 60 days of March 25, 2019.

(7)	Based on Amendment No. 1 to Schedule 13D filed on December 17, 2018 by Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray, an individual, and Christopher Shackelton, an individual and director of the issuer (together, CCM, CC, CCP, Mr. Gray and Mr. Shackelton, “Coliseum”), which reported that, as of December 13, 2018, Coliseum beneficially owned 5,718,983 shares of common stock that consist of: (i) 4,968,944 shares of common stock issuable upon the conversion of 500,000 shares of Series A Preferred Stock; (ii) 496,894 shares of common stock issuable upon the exercise of 496,894 warrants at an exercise price of $11.50 per whole share; and (iii) 253,145 shares of common stock purchased by CCP and a separate investment advisory client of CCM. CCM is the investment adviser to CCP, which is an investment limited partnership. CC is the general partner of CCP. Mr. Gray and Mr. Shackelton are the managers of CC and CCM. Coliseum has shared voting and dispositive power. The address for Coliseum is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(8)	See clause (i) of footnote (7).

(9)	Includes (i) 9,000 shares held indirectly by a limited liability company controlled by Mr. Weil, (ii) 37,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $11.50 per share of common stock that are or will become exercisable within 60 days of March 25, 2019, and (iii) 4,692 shares of common stock issuable upon the exercise of options at an exercise price of $11.10 per share of our common stock that are or will become exercisable within 60 days of March 25, 2019. As of March 25, 2019, 327,092 shares are pledged by Mr. Weil as collateral for a loan.

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(10)	Includes an aggregate of 591,037 shares of common stock the directors and executive officers could acquire on the exercise of warrants within 60 days of March 25, 2019.

(11)	Includes an aggregate of 500,000 shares of Series A Preferred Stock of the directors and executive officers that could be converted within 60 days of March 25, 2019 into 4,968,944 shares of common stock.

(12)	See footnote (7). With respect to CCP, reflects 363,241 shares of common stock that could be acquired within 60 days upon the exercise of warrants that are currently exercisable. Includes 4,692 shares of common stock issuable upon the exercise of options at an exercise price of $11.10 per share of our common stock that are or will become exercisable within 60 days of March 25, 2019.

(13)	See footnote (7). With respect to CCP, reflects 3,632,407 shares of common stock that could be acquired within 60 days upon the conversion of 365,511 shares of Series A Preferred Stock.

(14)	Based on a Schedule 13D filed March 22, 2018 by Wayzata Investment Partners LLC (“Investment Manager”), Patrick J. Halloran, an individual, Wayzata Opportunities Fund II, L.P. (“Opportunities Fund II”), and Wayzata Opportunities Fund Offshore II, L.P. (“Opportunities Offshore” and together with Investment Manager, Mr. Halloran and Opportunities Fund II, “Wayzata”), which reported that, as of March 15, 2018, Wayzata beneficially owned 2,359,905 shares of common stock and shares voting and dispositive power over such shares. The address for Wayzata is c/o Wayzata Investment Partners LLC, 701 East Lake Street, Suite 300, Wayzata, Minnesota 55391.

(15)	Based on Amendment No. 1 to Schedule 13G filed on February 14, 2019 by Park West Asset Management LLC (“PWAM”), Park West Investors Master Fund, Limited (“PWIMF”) and Peter S. Park, an individual. The Schedule 13G reported PWAM is the investment manager to PWIMF and Park West Partners International, Limited (“PWPI” and, collectively with PWIMF, the “PW Funds”). Mr. Park is the sole member and manager of PWAM. As of December 31, 2018, (I) PWIMF’s beneficial ownership included (i) 704,368 shares of common stock, (ii) an aggregate of 596,707 shares of common stock issuable upon the exercise of warrants at an exercise price of $11.50 per share, (iii) 266,612 shares of common stock issuable upon the exercise of prefunded warrants and (iv) 88,954 shares of Series A Preferred Stock convertible into an aggregate of 884,014 shares of common stock, subject in each case to the limitations described below; and (II) PWPI’s beneficial ownership included (i) 78,061 shares of common stock, (ii) an aggregate of 74,100 shares of common stock issuable upon the exercise of warrants at an exercise price of $11.50 per share, (iii) 33,745 shares of common stock issuable upon the exercise of prefunded warrants and (iv) 11,046 shares of Series A Preferred Stock convertible into an aggregate of 109,773 shares of common stock, subject in each case to the limitations described below. The prefunded warrants, warrants and preferred stock are all subject to exercise and conversion limitations prohibiting the exercise or conversion of each security to the extent that it would result in the holder, or any of its affiliates being deemed to beneficially own in excess of 9.99% of the then outstanding shares of common stock. As a result of the foregoing, for purposes of Rule 13d-3 of the Exchange Act, PWAM and Mr. Park may be deemed to beneficially own 846,313 shares of common stock deemed held in the aggregate by the PW Funds, or approximately 9.99% of the shares of common stock deemed to be issued and outstanding as of December 31, 2018. PWAM, PWMF and Mr. Park share voting and dispositive power over such shares. The address for PWAM, the Park West Funds and Mr. Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(16)	Based on a Schedule 13G filed February 13, 2019 by Nokomis Capital, L.L.C. (“Nokomis Capital”) and Brett Hendrickson, an individual. The Schedule 13G reported that Nokomis Capital is the investment adviser to the accounts of certain private funds (the “Nokomis Accounts”) and Mr. Hendrickson is the principal of Nokomis Capital. As of December 31, 2018, the beneficial ownership of Nokomis Capital and Mr. Hendrickson includes 894,669 shares of common stock consisting of: (i) 419,069 shares of common stock and (ii) 475,600 shares of common stock issuable upon the exercise of presently exercisable warrants. The warrants are subject to exercise and conversion limitations prohibiting the exercise or conversion of each security to the extent that it would result in the holder, or any of its affiliates being deemed to beneficially own in excess of 9.99% of the then outstanding shares of common stock. As a result of the foregoing, for purposes of Rule 13d-3 of the Exchange Act, Nokomis Capital and Mr. Hendrickson may be deemed to beneficially own 894,669 shares of common stock deemed held in the aggregate by Nokomis Capital and Mr. Henkdrickson, or approximately 9.99% of the shares of common stock deemed to be issued and outstanding as of December 31, 2018. Nokomis Capital and Mr. Hendrickson share voting and dispositive power over such shares. The business address of Nokomis Capital Master Fund, L.P. is 2305 Cedar Springs Road, #420, Dallas, TX 75201.

(17)	See footnote (7). With respect to Blackwell Partners LLC - Series A, a separate account investment advisory client of CCM (the “Separate Account”), reflects 133,653 shares of common stock that could be acquired within 60 days upon the exercise of warrants that are currently exercisable.

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(18)	See footnote (7). With respect to Blackwell Partners LLC - Series A, reflects 1,336,537 shares of common stock that could be acquired within 60 days upon the conversion of 134,489 shares of Series A Preferred Stock.

(19)	Based on a Schedule 13G filed on March 22, 2018 by The Division of Investment, Department of the Treasury, State of New Jersey, which reported that, as of March 15, 2018, The Division of Investment beneficially owned 731,627 shares of common stock with sole voting and dispositive power over such shares. The Division of Investment is a government entity which manages and invests monies of the Consolidated Police & Firemen Pension Fund, the Judicial Retirement System, the Police & Firemen Retirement System, the Prison Officer Pension Fund, the Public Employee Retirement System, the State Police Retirement System and the Teacher Pension & Annuity Fund, the State of New Jersey Cash Management Fund, Supplemental Annuity Collective Trust (a 403b plan), a portion of the NJBEST Fund (a 529 college savings plan) as well as several funds under the New Jersey State Employees Deferred Compensation Program (a 457 plan). The address of the Division of Investment is 50 West State Street, 9th Floor, PO Box 290, Trenton, New Jersey 08625-0290.

Change in Control

On March 15, 2018, the closing of the Mergers occurred and we consummated a series of securities purchase agreements with institutional investors for the sale of preferred stock, common stock and warrants for an aggregate purchase price of $94.8 million (the “PIPE Investment”). Immediately after giving effect to the Mergers, the PIPE Investment and the conversion of Andina shares for cash, there were 8,471,885 shares of common stock issued and outstanding, 600,000 shares of preferred stock issued and outstanding, warrants (including pre-funded warrants) to purchase an aggregate of 6,016,957 shares of common stock and unit purchase options issued and outstanding exercisable to purchase an aggregate of 400,000 units at $10.00 per unit representing the right to receive an aggregate of 457,142 ordinary shares and 400,000 warrants to purchase 200,000 ordinary shares at $11.50 per share. As of March 15, 2018, the former stockholders of Lazydays held 35.1% of the outstanding shares of common stock and the investors in the PIPE Investment held all of the shares of preferred stock, which represented 41.3% of the outstanding shares of common stock on an as-converted basis. As of March 25, 2019, the investors in the PIPE Investment continue to hold all of the shares of preferred stock, which represent 41.8% of the outstanding shares of common stock on an as-converted basis.

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EXECUTIVE COMPENSATION

Andina Executive Officer and Director Compensation

Andina was an “emerging growth company,” as defined in the JOBS Act and the following is intended to comply with the scaled disclosure requirements applicable to emerging growth companies. No executive officer or director of Andina received any compensation for services rendered to Andina. Except as disclosed under “Certain Relationships and Related Person Transactions,” no fees of any kind, including finders, consulting or other similar fees, were paid to any of Andina’s sponsors, shareholders, including its officers and directors, or any of their respective affiliates, prior to, or for any services they rendered in order to effectuate, the consummation of the Mergers. However, such individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on Andina’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There was no limit on the amount of these out-of-pocket expenses. Andina did not grant any stock options, stock appreciation rights, or any other equity or equity-based awards under long-term incentive plans to any of its executive officers or directors.

Lazydays Executive Officer and Director Compensation

The following sections provide compensation information pursuant to the scaled disclosure rules applicable to “emerging growth companies” under the rules of the SEC.

Overview

Lazydays’ “Named Executive Officers” for the year ended December 31, 2018 and the year ended December 31, 2017, include William Murnane, the Chief Executive Officer, Nicholas Tomashot, the Chief Financial Officer, Ronald Fleming, Vice President and National General Manager, and Maura Berney, the former Chief Financial Officer.

Lazydays’ compensation policies and philosophies are designed to align compensation with business objectives and the creation of stockholder value, while also enabling Lazydays to attract, motivate and retain individuals who contribute to Lazydays’ long-term success. Lazydays historically provides a portion of its executive officers’ compensation as long-term incentive compensation in the form of equity awards or performance based cash compensation as well as linking a significant portion of annual cash compensation to performance objectives.

The compensation of Lazydays’ Named Executive Officers has consisted of a base salary, an annual cash incentive and retirement, health and welfare benefits. In addition, Lazydays has granted its Named Executive Officers, as well as other members of its management team, long term incentive awards in the form of options and/or transaction bonuses. Pursuant to their employment agreements, certain of Lazydays’ Named Executive Officers are also eligible to receive certain payments and benefits upon a termination of employment under certain circumstances.

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Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2018 and 2017 for the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Nonequity Incentive Plan Compensation ($)(1)		All Other Compensation ($)		Total ($)
William P. Murnane (2)	2018	522,693	—	422,878	(3)	6,123,880	(4)	1,651,257	(5)	27,214	(6)(7)	8,747,922
Chief Executive Officer and Chairman	2017	465,000	—	—		1,686,000	(8)	501,663	(5)	80,167	(6)(7)	2,732,830

Nicholas Tomashot (9)	2018	206,250	—	—		2,357,382	(10)	94,128	(11)	102,750	(7)(12)	2,760,510
Chief Financial Officer	2017	—	—	—		—		—		—		—

Ronald Fleming	2018	275,000	—	111,029	(13)	1,837,163	(4)	453,317	(14)	3,326	(7)	2,679,835
Vice President and National General Manager	2017	268,077	—	—		—		207,678	(14)	3,727	(7)	479,482

Maura Berney (15)	2018	156,250	—	92,497	(3)	2,449,554	(4)	316,301	(16)	112,250	(7)(12)	3,126,852
Former Chief Financial Officer	2017	175,025	—	—		465,900		193,253	(16)	2,001	(5)	836,179

(1)	Nonequity incentive plan compensation for the 2018 year was paid in April of 2019 and nonequity incentive plan compensation for the 2017 year was paid in March of 2018 with the exception of payments made to Mr. Murnane, Mr. Fleming, and Ms. Berney which were released upon the completion of the Merger as well as amounts released pertaining to the adjustment escrow release upon the completion of the final working capital calculation in May 2018.

(2)	Mr. Murnane became Chief Executive Officer of Lazydays on December 1, 2016.

(3)	Stock awards for Mr. Murnane and Ms. Berney of 41,096 shares of common stock and 8,989 shares of common stock, respectively, were issued pursuant to the Merger Agreement in exchange for their outstanding options to purchase shares of Lazy Days’ R.V. Center, Inc. as of the merger date. The fair value of the stock awards was determined based on a stock price of $10.29, which was the closing price as of March 15, 2018.

(4)	On March 16, 2018, option awards were issued to Mr. Murnane, Ms. Berney and Mr. Fleming which are exercisable into 1,458,414, 583,366 and 437,524 shares of common stock, respectively. These five-year incentive stock options have an exercise price of $11.10 per share. A set percentage of the stock options shall vest upon the volume weighted average price (“VWAP”) of the common stock, as defined in the option agreements, being equal to or greater than a specified price per share for at least thirty (30) out of thirty-five (35) consecutive trading days, as follows and are exercisable only to the extent that they are vested: 30% of the options shall vest upon exceeding $13.125 per share; an additional 30% of the options shall vest upon exceeding $17.50 per share; an additional 30% of the options shall vest upon exceeding $21.875 per share; and an additional 10% of the options shall vest upon exceeding $35.00 per share; provided that the option holder remains continuously employed by the Company (and/or any of its subsidiaries) from the grant date through (and including) the relevant date of vesting. The fair value of the awards issued on March 16, 2018 was determined using a Monte Carlo simulation based on a 5-year term, a risk-free rate of 2.62%, an annual volatility of 42.8%, and an annual dividend yield of 0%. The expense is being recognized over the derived service period of each vesting tranche which was determined to be 0.74 years, 1.64 years, 2.24 years and 3.13 years. Ms. Berney’s options were forfeited upon her departure from the Company in June 2018.

(5)	For 2018, this amount consists of a cash award of $1,332,792 pursuant to nonequity incentive plan compensation issued pursuant to the Merger Agreement in exchange for outstanding options to purchase shares of Lazy Days’ R.V. Center, Inc. as of the closing date of the Mergers and $318,465 is nonequity incentive plan compensation for 2018 based on the achievement of performance targets by the Company and Mr. Murnane. The maximum nonequity incentive plan compensation award based on the achievement of performance targets by the Company and Mr. Murnane that Mr. Murnane could have earned in 2018 was $810,000. For 2017, the amount reflects nonequity incentive plan compensation for 2017 based on the achievement of performance targets by the Company and Mr. Murnane.

(6)	Mr. Murnane served as a member of the board of directors of Lazy Days’ R.V. Center, Inc. The amounts set forth in this column include amounts paid by Lazy Days’ R.V. Center, Inc. to Mr. Murnane in connection with his service as a member of the Board ($18,750 in 2018 and $75,000 in 2017 based on $75,000 per year prorated for partial years).

(7)	The amounts set forth in this column include the amounts of Company matching contributions to the Company’s 401(k) plan.

(8)	The exercise price for Mr. Murnane’s option grant was modified shortly after grant to take into account a dividend to shareholders. The modification did not result in any incremental value over and above the grant date value.

(9)	Mr. Tomashot joined Lazydays on May 11, 2018.

(10)	On May 7, 2018, option awards were issued to Mr. Tomashot which are exercisable into 583,366 shares of common stock. These five-year incentive stock options have an exercise price of $11.10 per share. A set percentage of the stock options shall vest upon the volume weighted average price (“VWAP”) of the common stock, as defined in the option agreement, being equal to or greater than a specified price per share for at least thirty (30) out of thirty-five (35) consecutive trading days, as follows and are exercisable only to the extent that they are vested: 30% of the options shall vest upon exceeding $13.125 per share; an additional 30% of the options shall vest upon exceeding $17.50 per share; an additional 30% of the options shall vest upon exceeding $21.875 per share; and an additional 10% of the options shall vest upon exceeding $35.00 per share; provided that the option holder remains continuously employed by the Company (and/or any of its subsidiaries) from the grant date through (and including) the relevant date of vesting. The fair value of the awards issued on May 7, 2018 of $2,357,382 was determined using a Monte Carlo simulation based on a 5-year term, a risk-free rate of 2.74%, an annual volatility of 54.70%, and an annual dividend yield of 0%. The expense is being recognized over the derived service period of each vesting tranche which was determined to be 0.97 years, 1.75 years, 2.15 years and 2.96 years.

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(11)	The amount reflects nonequity incentive plan compensation for 2018 based on the achievement of performance targets by the Company and Mr. Tomashot. The maximum nonequity incentive plan compensation award based on the achievement of performance targets by the Company and Mr. Tomashot that Mr. Tomashot could have earned in 2018 was $238,408 (prorated based on his start date during 2018).

(12)	The amounts set forth in this column include a $100,000 relocation fee.

(13)	Stock awards for Mr. Fleming of 10,790 shares of common stock were issued pursuant to the Merger Agreement as a result of the long term incentive plan of Lazy Days’ R.V. Center, Inc. The fair value of the stock awards was determined based upon a stock price of $10.29, which was the closing price as of March 15, 2018.

(14)	For 2018, this amount consists of a cash award of $332,283 pursuant to nonequity incentive plan compensation issued under the Merger Agreement pursuant to the long term incentive plan of Lazy Days’ R.V. Center, Inc. and $121,034 is nonequity incentive plan compensation for 2018 based on the achievement of performance targets by the Company and Mr. Fleming. The maximum nonequity incentive plan compensation award based on the achievement of performance targets by the Company and Mr. Fleming that Mr. Fleming could have earned in 2018 was $288,750. For 2017, the amount reflects nonequity incentive plan compensation for 2017 based on the achievement of performance targets by the Company and Mr. Fleming.

(15)	Ms. Berney joined Lazydays on June 12, 2017. Ms. Berney resigned as Chief Financial Officer of Lazydays effective as of May 11, 2018.

(16)	For 2018, this amount reflects a cash award pursuant to nonequity incentive plan compensation issued pursuant to the Merger Agreement in exchange for outstanding options to purchase shares of Lazy Days’ R.V. Center, Inc. as of the closing date of the Mergers. For 2017, the amount reflects nonequity incentive plan compensation for 2017 based on the achievement of performance targets by the Company and Ms. Berney.

Narrative Disclosure to Summary Compensation Table

Employment Agreements and Employment Offer Letter

We entered into employment agreements with Mr. Murnane and Ms. Berney effective as of the consummation of the Mergers. The employment agreement for Mr. Murnane provides and the employment agreement for Ms. Berney provided for initial base salaries of $540,000 and $325,000, respectively, subject to annual discretionary increases. Following the Mergers, Mr. Murnane no longer receives any additional compensation for his service as a member (or Chairman) of the board of directors and his base salary has been increased, accordingly. In addition, each executive is eligible in the case of Mr. Murnane and was eligible in the case of Ms. Berney to participate in any employee benefit plans adopted by the Company from time to time and to receive an annual cash bonus based on the achievement of performance objectives. Mr. Murnane’s target bonus is 100% of his base salary and Ms. Berney’s target bonus was 75% of her base salary.

On March 16, 2018, option awards were issued to Mr. Murnane and Ms. Berney which are exercisable into 1,458,414 and 583,366 shares of common stock, respectively pursuant to their employment agreements. These five-year incentive stock options have an exercise price of $11.10 per share. A set percentage of the stock options shall vest upon the volume weighted average price (“VWAP”) of the common stock, as defined in the option agreements, being equal to or greater than a specified price per share for at least thirty (30) out of thirty-five (35) consecutive trading days, as follows and are exercisable only to the extent that they are vested: 30% of the options shall vest upon exceeding $13.125 per share; an additional 30% of the options shall vest upon exceeding $17.50 per share; an additional 30% of the options shall vest upon exceeding $21.875 per share; and an additional 10% of the options shall vest upon exceeding $35.00 per share; provided that the option holder remains continuously employed by the Company (and/or any of its subsidiaries) from the grant date through (and including) the relevant date of vesting. Ms. Berney’s options were forfeited upon her departure from the Company in June 2018.

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The employment agreement for Mr. Murnane provides and the employment agreement for Ms. Berney provided that if the executive is terminated for any reason, he or she is entitled to receive any accrued benefits, including any earned but unpaid portion of base salary through the date of termination, subject to withholding and other appropriate deductions. In addition, in the event the executive resigns for good reason or is terminated without cause (all as defined in the employment agreement) prior to January 1, 2022, subject to entering into a release, the Company will pay the executive severance equal to (i) two times base salary and average bonus for Mr. Murnane and (ii) one times base salary and average bonus for Ms. Berney.

Ms. Berney resigned as Chief Financial Officer of the Company effective as of May 11, 2018. Ms. Berney continued to be employed by the Company and worked closely with Nicholas Tomashot, the new Chief Financial Officer, through June 15, 2018 to ensure a smooth transition of responsibilities. As a result of her resignation, the Company did not make any severance payments pursuant to her employment agreement.

Offer Letter – Nicholas Tomashot

Lazydays entered into an offer letter with Mr. Tomashot when he was hired as Chief Financial Officer. The offer letter provides for an initial base salary of $325,000 per year. In addition, Mr. Tomashot is eligible to receive an annual cash incentive bonus based on the achievement of performance objectives to be established by the Chief Executive Officer and approved by the Board of Directors. Mr. Tomashot’s target bonus is 75% of his annual base salary (with the potential to earn a maximum of up to 150% of his target bonus). Mr. Tomashot is also eligible to participate in any employee benefit plans as may be adopted by Lazydays from time to time. On May 7, 2018, Mr. Tomashot was issued a stock option award exercisable into 583,366 shares of common stock pursuant to his offer letter with the same exercise price and vesting schedule as described above in connection with the stock option awards granted to Mr. Murnane and Ms. Berney. Mr. Tomashot was also provided with a relocation allowance of $100,000. If Mr. Tomashot resigns from the Company or is terminated by the Company for cause within two years of his start date, Mr. Tomashot will be required to repay the pro-rated balance of the relocation allowance. The offer letter also provides that if Mr. Tomashot is terminated without cause, he will, subject to entering into a general release of claims, receive severance equal to twelve months of his base salary and that if such termination is following a change in control, he is also eligible to receive a pro-rated bonus, if the board of directors of Lazydays determines that the performance objectives have been met.

Other Employment Agreements/Arrangements

We do not have an agreement or arrangement with Mr. Fleming. Mr. Fleming is eligible to receive an annual cash bonus based on the achievement of performance objectives. Mr. Fleming’s target bonus is 70% of his base salary for 2018. On March 16, 2018, Mr. Fleming was issued a stock option award exercisable into 437,524 shares of common stock with the same exercise price and vesting schedule as described above in connection with the stock option awards granted to Mr. Murnane and Ms. Berney.

Any new agreements or arrangements with the Named Executive Officers entered into in the future will be subject to approval of the Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, as of December 31, 2018, for each of Lazydays’ Named Executive Officers:

Outstanding Equity Awards at December 31, 2018

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
William P. Murnane	—	1,458,414	(1)	11.10	3/16/2023
Nicholas Tomashot	—	583,366	(1)	11.10	5/07/2023
Ronald Fleming	—	437,524	(1)	11.10	3/16/2023
Maura Berney	—	—		—	—

(1)	The options vest as follows: 30% of the option shall vest once the VWAP (defined below) is equal to or greater than $13.125 per share for at least thirty (30) out of thirty-five (35) consecutive trading days (“Specific Period”); an additional 30% of the option shall vest once the VWAP is equal to or greater than $17.50 per share for a Specific Period; an additional 30% of the option shall vest once the VWAP is equal to or greater than $21.875 per share for a Specific Period; and an additional 10% of the option shall vest once the VWAP is equal to or greater than $35 per share for a Specific Period; provided that the reporting person remains continuously employed by the company (and/or any of its subsidiaries) from the grant date through (and including) the relevant date of vesting. Any such VWAP shall be adjusted for share splits, extraordinary dividends, reorganizations, recapitalizations or similar events. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the shares are then listed or quoted on a national securities exchange, the daily volume weighted average price of the shares for such date (or the nearest preceding date) on the national securities exchange on which the shares are then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if the shares are not then listed or quoted for trading on any national securities exchange and if prices for the shares are then reported on the OTC Bulletin Board or in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the shares so reported, or (c) in all other cases, the fair market value of the shares as determined in good faith by the committee.

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Director Compensation

The following table shows the compensation earned by each director who was not an officer during fiscal year 2018.

Name	Fees Earned or Paid in Cash($)(1)		Stock Awards ($)(2)		Option Awards (2)(3)	Nonequity Incentive Plan Compensation ($)		All Other Compensation ($)	Total($)
Jerry Comstock	65,000		—		50,000	—		—	115,000
James J. Fredlake	70,000	(4)	57,809	(5)	50,000	169,622	(5)	—	347,431
Jordan Gnat	57,500		—		50,000	—		—	107,500
Bryan T. Rich, Jr.(6)	30,000		—		—	—		—	30,000
Erika Serow	56,250		—		50,000	—		—	106,250
Christopher S. Shackelton	65,000		—		—	—		—	65,000
B. Luke Weil	50,000		—		50,000	—		—	100,000

(1)	Our non-employee members of the board of directors receive annual cash compensation of $50,000 for serving on the board of directors, $5,000 for serving on a committee of the board of directors (other than the Chairman of each of the committees) and $10,000 for serving as the Chairman of any of the committees of the board of directors.

(2)	The table below sets forth the aggregate number of shares of common stock subject to stock awards and option awards held by each non-employee director outstanding as of December 31, 2018.

Name	Stock Awards	Option Awards
Jerry Comstock	—	14,218
James J. Fredlake	5,329	14,218
Jordan Gnat	—	14,218
Bryan T. Rich, Jr.	—	—
Erika Serow	—	14,218
Christopher S. Shackelton	—	—
B. Luke Weil	—	14,218

(3)	This column reflects the aggregate grant date fair value with respect to option awards granted during 2018 for each non-employee director. Each of Messrs. Comstock, Fredlake, Gnat and Weil and Ms. Serow received an option exercisable for 14,218 shares of common stock on March 16, 2018. The option grant to the non-employee directors was worth $50,000 as calculated under the Black-Scholes model. Pursuant to arrangements that each of Messrs. Rich and Shackelton had in place with Wayzata Opportunities Fund II, LP and Wayzata Opportunities Fund Offshore II, LP. (collectively, “Wayzata”) and Coliseum Capital Partners, L.P. (“Coliseum”), respectively, the options that would have otherwise been issued to Messrs. Rich and Shackelton due to their Board service were granted to Wayzata and Coliseum.

(4)	Amounts in this column include $10,000 for service on the board of directors of Lazy Days’ R.V. Center, Inc.

(5)	Amounts include consideration received by Mr. Fredlake pursuant to the Merger Agreement as a result of the long term incentive plan of Lazy Days’ R.V. Center, Inc., including 5,618 shares of common stock issued at $10.29 per share and $169,622 in cash. 5,329 of the 5,618 shares of common stock were issued on March 16, 2018 and 289 of the 5,618 shares of common stock were issued on March 18, 2019 upon a release of shares held in an indemnity escrow fund as provided in the Merger Agreement after expiration of the escrow period on March 15, 2019.

(6)	Mr. Rich resigned as a member of the Board of Directors of Lazydays effective May 31, 2018. Mr. Rich served on the Company’s Audit Committee and Nominating Committee. Mr. Rich received his pro-rata portion of the annual cash director compensation and committee compensation through May 31, 2018.

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REPORT OF THE AUDIT COMMITTEE

The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.	The Audit Committee has discussed with Marcum LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

3.	The Audit Committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Marcum LLP with that firm.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

James J. Fredlake, Chairman

Jerry Comstock

Jordan Gnat

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy and Procedures

Andina’s Code of Ethics required Andina to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions were defined as transactions in which (1) the aggregate amount involved exceeded or it was expected to exceed $120,000 in any calendar year, (2) Andina or any of its subsidiaries was a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Andina’s ordinary shares, or (c) immediate family member of the persons referred to in clauses (a) and (b), had a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Andina’s audit committee, pursuant to its written charter, was responsible for reviewing and approving related-party transactions to the extent Andina entered into such transactions. The audit committee considered all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction was on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director was permitted to participate in the approval of any transaction in which he was a related party, but that director was required to provide the audit committee with all material information concerning the transaction. Additionally, Andina required each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicited information about related party transactions.

These procedures were intended to determine whether any such related party transaction impaired the independence of a director or presented a conflict of interest on the part of a director, employee or officer.

Prior to the Mergers, Lazydays did not have a formal written policy or procedure for the review, approval or ratification of related party transactions and as a result its board of directors reviewed and considered the interests of its directors, executive officers and principal stockholders in its review and consideration of related person transactions.

Following the Mergers, our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director is permitted to participate in the approval of any transaction in which he or she was a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we will require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that will elicit information about related party transactions.

Related Person Transactions

On March 15, 2018, certain related persons of Andina were repaid aggregate outstanding notes payable totaling $661,000. In addition, $100,000 was repaid to other employees of Andina.

On March 15, 2018, in connection with the Mergers, the Company paid Hydra Management, LLC, an affiliate of A. Lorne Weil, an initial shareholder of Andina and the father of B. Luke Weil, a member of the Company’s Board of Directors, $500,000 as compensation for advisory services in connection with the Mergers.

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PROPOSAL 2 - ADVISORY VOTE ON THE APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee of our Board has selected the firm of Marcum LLP, an independent registered public accounting firm, to be the Company’s auditors for the fiscal year ending December 31, 2019, and our Board is asking stockholders to approve that appointment. We are not required to have the stockholders approve the selection of Marcum LLP as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not approve the selection, the Audit Committee will reconsider the retention of Marcum LLP, but ultimately may decide to retain Marcum LLP as the Company’s independent auditor. Even if the selection is approved, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Before selecting Marcum LLP, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, including the firm’s efficiency, integrity and competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Marcum LLP in all of these respects. The Company has been advised by Marcum LLP that neither it nor any of its associates has any direct or material indirect financial interest in the Company.

Marcum LLP served as independent registered public accounting firm for the Company in fiscal years 2018 and 2017. Representatives of Marcum LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees and Services

Audit and other fees billed to us by Marcum LLP for the years ended December 31, 2018 and 2017 are as follows:

Lazydays Holdings, Inc.	2018	2017
Audit Fees	$575,159	$20,085
Audit-Related Fees	68,075	—
Tax Fees	—	—
All Other Fees	—	—
Total	$643,234	20,085

Lazy Days’ R.V. Center, Inc.	2018	2017
Audit Fees	$—	$707,767	(1)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$—	707,767

(1)	Audit fees for the 2017 audit of Lazy Days’ R.V. Center, Inc. also includes $386,745 of fees related to audits for the years ended December 31, 2016 and 2015.

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory or regulatory filings or engagements, including registration statements.

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Audit-Related Fees. Consists of fees billed for assurance services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”, such as accounting consultation and audits in connection with acquisitions.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Pre-Approval by Audit Committee of Principal Accountant Services.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent registered public accounting firm, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee approved all of the foregoing services before the work was commenced in accordance with Section 10A(i) of the Exchange Act.

Required Vote of Stockholders

The affirmative vote of a majority of the stock represented and entitled to vote at the meeting at which a quorum is present is required to approve the appointment of Marcum LLP.

Our Board recommends that you vote FOR the proposal to approve Marcum LLP as the Company’s registered independent public accounting firm for 2019.

SECTION 16(A): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Lazydays’ directors, executive officers and persons who beneficially own 10% or more of Lazydays’ common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To Lazydays’ knowledge, based solely on a review of the copies of such reports furnished to Lazydays and written representations that no other reports were required, during the year ended December 31, 2018, all such filing requirements applicable to Lazydays’ directors, executive officers and greater than 10% beneficial owners were complied with.

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PROPOSAL 3 – APPROVAL OF ADOPTION OF THE LAZYDAYS HOLDINGS, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN

On April 6, 2019, our Compensation Committee recommended and our Board of Directors adopted the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan (the “ESPP Plan”), subject to stockholder approval. The purpose of the ESPP Plan is to encourage employee stock ownership, thus aligning employee interests with those of our stockholders, and to enhance the ability of the Company to attract, motivate and retain qualified employees. We believe that the ESPP Plan offers a convenient means for our employees who might not otherwise own our common stock to purchase and hold shares. A copy of the ESPP Plan is included as Annex A to this proxy statement. A more complete understanding of the ESPP Plan’s terms is available by reading the ESPP Plan in its entirety. We are seeking stockholder approval to qualify the ESPP Plan as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) and the related regulations.

Shares Subject to the ESPP Plan

The ESPP Plan covers an aggregate of 900,000 shares of our common stock. If any purchase right under the ESPP Plan terminates, is cancelled or expires without having been exercised in full, the underlying shares that were not purchased will again be available under the ESPP Plan. To prevent dilution or enlargement of the rights of participants under the ESPP Plan, appropriate adjustments will be made if any change is made to our outstanding common stock by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value. On April 5, 2019, the closing price of a share of our common stock reported on NASDAQ was $4.55.

ESPP Plan Participants

Generally, all of our employees will be eligible to participate if they are customarily employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. However, the Administrator (as defined below) has certain discretion to vary the eligibility requirements. Specifically, the Administrator may, prior to an enrollment date for all options granted on such enrollment date in an offering, determine that any of the following is or is not eligible to participate in such offering period: an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the Administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the Administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the Administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act. As of April 5, 2019, we had approximately 817 employees who were eligible to participate in the ESPP Plan.

However, an employee may not be granted rights to purchase shares of our common stock under the ESPP Plan if such employee immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or holds rights to purchase shares of our common stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.

Administration of the ESPP Plan

The ESPP Plan is administered by the Board or any committee designated by the Board (the “Administrator”). The Administrator has broad power to make determinations under the ESPP Plan, to interpret the terms of the ESPP Plan and to establish rules and regulations for its administration. The Administrator determines whether offers will be made and the beginning and ending dates of the related purchase periods. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP Plan, to delegate ministerial duties to any of our employees, to designate separate offerings under the ESPP Plan, to designate our subsidiaries and affiliates as participating in the ESPP Plan, to determine eligibility, to adjudicate all disputed claims filed under the ESPP Plan and to establish procedures that it deems necessary for the administration of the ESPP Plan. The Administrator’s findings, decisions and determinations are final and binding on all participants to the full extent permitted by law.

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Purchases under the ESPP Plan

The Administrator determines the length of each offering period. An offering period may be not less than one month nor more than 27 months. We anticipate initiating the ESPP Plan with 12-month offering periods, with each offering period having two 6-month purchase periods. The Administrator determines the purchase price at which shares may be purchased by participants, which will not be less than the lesser of 85% of the fair market value per share of the common stock on the first day of the purchase period or 85% of the fair market value per share on the last day of the purchase period. The Administrator determines whether the participants will be subject to any minimum holding period for the shares of common stock purchased under the ESPP Plan. The Administrator currently intends to require a minimum holding period of six months from the end of each applicable purchase period.

Prior to the first day of each offering period, each participant will make an election to participate during the offering period. At the end of each purchase period, the participant will receive a number of shares, determined on the last day of the purchase period, equal to the payroll deductions credited during the purchase period divided by the applicable purchase price, except that no fractional shares may be purchased under the ESPP Plan. We intend to initially set the purchase price at a 15% discount from the lesser of the closing price on the first day of the offering period and the closing price on the purchase date. However, the number of shares purchased in an offering period may in no event exceed 20,000 shares. A participant may not purchase shares with a fair market value greater than $25,000 under the ESPP Plan in any calendar year. The Administrator may, however, modify at its discretion the discount, purchase period, purchase date and other aspects of the ESPP Plan design within the ESPP Plan parameters from time to time.

Participants may purchase shares only by submitting an election form during the election period established by the Administrator prior to the beginning of each offering period, stating the participant’s election to have after-tax payroll deductions made for the purpose of participating in the ESPP Plan. After initial enrollment in the ESPP Plan, payroll deductions will continue from offering period to offering period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the ESPP Plan. The amounts deducted will be credited to the participant’s account under the ESPP Plan until the purchase date, but we will not pay any interest on the deducted amounts.

Participants may end their participation at any time during an offering period in accordance with the Company’s Insider Trading Policy by submitting to the Company’s stock administration office a written notice of withdrawal in the form determined by the Administrator or by following an electronic or other withdrawal procedure determined by the Administrator. In such case, participants will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Additionally, participation ends automatically upon termination of employment with us. If sufficient shares are not available in any purchase period under the ESPP Plan, the available shares will be allocated pro rata among the participants in that purchase period in the same proportion that their base compensation bears to the total of the base compensations of all participants for that purchase period. Any amounts not applied to the purchase of common stock will be refunded to the participants after the end of the purchase period without interest.

Restriction on Transfer

The right to acquire shares under the ESPP Plan is not transferable.

Change in Control

If there is a merger or change in control of the Company, each right to purchase shares under the ESPP Plan will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such corporation. If the successor corporation refuses to assume or substitute for the ESPP purchase rights, the Administrator will shorten the offering period covered by such ESPP purchase right by setting a new exercise date on which such offering period will end. The new exercise date will occur before the change in control. The Administrator will notify each participant in writing or electronically prior to the new exercise date, that the exercise date for the participant’s purchase rights has been changed to the new exercise date and the participant’s purchase rights will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

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Amendment and Termination of the ESPP Plan

The Administrator has the authority to amend, suspend or terminate the ESPP Plan unless the amendment requires stockholder approval pursuant to Section 423 of the Code, other applicable laws or stock exchange rules. No amendment or termination will adversely affect any right to purchase shares that has been granted under the ESPP Plan without the consent of the participant. The ESPP Plan shall continue in effect for twenty (20) years after the date of stockholder approval.

Application of Funds

We may use the proceeds from the sale of our common stock pursuant to the ESPP Plan for any corporate purpose.

United States Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences to U.S. taxpayers and the Company of the purchase of shares under the ESPP Plan. This summary does not attempt to describe all possible federal or other tax consequences of such participation nor is it based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.

No taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of rights to purchase shares. A participant only will recognize income when the shares acquired under the ESPP Plan are sold or otherwise disposed of.

The tax due upon sale or other disposition of the acquired shares depends on the length of time that the participant holds the shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period pursuant to which the shares were acquired or within one year after the actual purchase date of those shares, the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. Lazydays will be entitled to a corresponding income tax deduction for the amount of income recognized for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any additional gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period pursuant to which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

The tax consequences to a participant may vary depending upon the participant’s individual situation. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

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New Plan Benefits

Participation in the ESPP Plan is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employee, the rate of contributions by employees and the eventual purchase price under the ESPP Plan, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP Plan. Non-employee directors are not eligible to participate in the ESPP Plan.

Required Vote

Approval of the ESPP Plan requires the affirmative vote of a majority of the holders of common stock and preferred stock represented and entitled to vote on the proposal.

Our Board recommends that you vote FOR the proposal to approve the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan.

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PROPOSAL 4 – APPROVAL OF THE ADOPTION OF THE LAZYDAYS HOLDINGS, INC. AMENDED AND RESTATED 2018 LONG TERM INCENTIVE PLAN

General

On January 16, 2018, the Board of Directors of Andina II Holdco Corp. adopted the 2018 Long-Term Incentive Plan (the “2018 Plan”), subject to the approval of Andina’s shareholders which approved the 2018 Plan on March 15, 2018 and the 2018 Plan became effective upon consummation of the Mergers. On March 20, 2019, the Compensation Committee recommended and the Board approved the Amended and Restated 2018 Long-Term Incentive Plan (the “Amended 2018 Plan), subject to the approval of our stockholders at the 2019 annual meeting. The Amended 2018 Plan has been revised (i) to replenish the pool of shares of our common stock available for issuance by adding 600,000 shares of common stock; and (ii) make certain changes in light of the Tax Cuts and Jobs Act and its impact on Section 162(m) of the Internal Revenue Code of 1986, as amended (which we refer to as “Section 162(m)”).

The purpose of the Amended 2018 Plan is to continue to attract and retain personnel of the highest caliber, provide incentives for officers, directors, employees and other key persons and to promote the well-being of our company. It is in the best interests of our company and our stockholders to continue to provide to officers, directors, employees, consultants and other independent contractors who perform services for us, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in the value of our common stock. Accordingly, the Board of Directors of the Company believes that the Amended 2018 Plan (a) will provide us with significant means to continue to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for us, and (c) consequently, will prove beneficial to our ability to be competitive. The Compensation Committee considered the percentage that the number of shares underlying outstanding awards under the 2018 Plan represents as a percentage of our outstanding shares of common stock. Our Compensation Committee believes that the awards outstanding under the 2018 Plan were granted in the best interests of our Company and stockholders and appropriately scaled the request for the additional shares of common stock to replenish the pool of shares available so as not to increase the overhang percentage unnecessarily. The Compensation Committee expects that if the Amended 2018 Plan is approved by our stockholders, the shares available for future awards will be sufficient for currently anticipated needs for approximately three years.

Our Board is recommending that its stockholders approve the material terms of the Amended 2018 Plan as described below. The summary is qualified in its entirety by reference to the specific language of the Amended 2018 Plan, a copy of which is attached as Annex B.

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If our stockholders approve the Amended 2018 Plan, the Amended 2018 Plan will become effective as of the date of stockholder approval. If our stockholders do not approve the Amended 2018 Plan, the 2018 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Summary of the Amended 2018 Plan

Awards

The Amended 2018 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) restricted stock units, (d) stock appreciation rights, and (e) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by Committee (as defined below). Subject to anti-dilution adjustments as provided in the Amended 2018 Plan, the Amended 2018 Plan provides for a total of 4,424,566 shares of common stock to be available for distribution pursuant to the Amended 2018 Plan, which includes 3,823,421 shares of common stock that are issuable pursuant to outstanding awards of stock options, 1,145 shares of common stock that are currently available for equity award grants under the 2018 Plan and 600,000 shares of common stock that we are seeking approval for through the 2018 Amended Plan to replenish the pool of shares of our common stock available for issuance. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to us for tax withholding purposes, shares of our common stock allocable to such Award may again be available for Awards under the Amended 2018 Plan. On April 5, 2019, the closing price of a share of our common stock reported on NASDAQ was $4.55.

Administration. The Amended 2018 Plan may be administered by a Committee (the “Committee”) consisting of two or more members of the Board appointed by the Board. Each member of the Committee shall, to the extent required by applicable law, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and an independent director under the rules of any national securities exchange or national securities association. The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares of the Company subject to each Award and the share price. The Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which shares of common stock and other amounts payable with respect to an Award will be deferred. The Committee may delegate some of the functions referred to above. No Award shall be granted pursuant to the Amended 2018 Plan on or after the tenth anniversary of January 16, 2018, the original date the Holdco Board of Directors approved the 2018 Plan.

Eligibility and Participation. Current and prospective officers, directors, service providers and other employees of the Company or any subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Amended 2018 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Amended 2018 Plan employed by (or providing services to) the Company or any subsidiary of the Company and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any subsidiary of the Company are eligible to be granted Awards under the Amended 2018 Plan. Eligibility under the Amended 2018 Plan shall be determined by the Committee.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee or service provider, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the Amended 2018 Plan. Participants may receive one or more Awards under the Amended 2018 Plan.

Forms of Awards

Stock Options. The Amended 2018 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options, subject to such terms and conditions as determined by the Committee. Incentive Stock Options granted pursuant to the Amended 2018 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the Amended 2018 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all shares of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

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No shares of common stock of the Company may be issued upon the exercise of any option granted under the Amended 2018 Plan until the full option price has been paid by the optionee and applicable withholding requirements have been satisfied. The Committee may grant individual options under the Amended 2018 Plan with more stringent provisions than those specified in the Amended 2018 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Committee provides. Notwithstanding the foregoing, no options may be exercise on or after the tenth anniversary of the date of grant.

Stock Appreciation Rights. Stock Appreciation Rights are an award entitling the grantee, upon exercise, to receive an amount of our common stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Company common stock over the exercise price of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee at the time of grant and is not to be less than the fair market value of the Company shares on the date of grant. No Stock Appreciation Rights may be exercised on or after the tenth anniversary of the date of grant.

Restricted Stock Awards. Under the Amended 2018 Plan, the Committee may grant restricted Company shares. Restricted stock awards give the recipient the right to receive a specified number of Company shares, subject to such terms, conditions, restrictions and conditions of forfeiture as the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Restricted Stock Units. Restricted Stock Units are similar to restricted stock except that the award takes the form of phantom units equal to the value of Company shares instead of Company shares. A Restricted Stock Unit award is the grant by the Committee of an unfunded, unsecured right to receive payment or common stock from the Company, upon the expiration of a vesting period or such other time periods as set forth in the award agreement, in an amount equal to the fair market value of a Company share on such date.

Performance-Based Awards and Performance Goals. Certain Awards under the Amended 2018 Plan may be granted subject to performance conditions.

Under the Amended 2018 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of the Company; (vii) book value per share of the Company; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance of improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion.

Other Stock Based Awards. Other Stock-Based Awards, which may include awards that may be denominated or payable in, valued in whole or part by reference to, or otherwise based on or related to, common stock of the Company.

Effect of a Change of Control

Upon a “Change of Control” (as defined in the Amended 2018 Plan) unless provided in an Award Agreement, upon a Change in Control which occurs while the grantee is still employed or in the service of the Company and/or the Company (and its subsidiaries), the grantee’s unvested awards will immediately become vested.

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In addition, the Committee may take one or more of the following actions: (i) provide for the assumption of such Awards, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with the Amended 2018 Plan; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company an amount equal to the product of (A) the excess, if any, of (x) the fair market value of a share of common stock of the Company (determined on the basis of the amount received by a holder of common stock of the Company in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of common stock of the Company over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of common stock of the Company upon the conversion, exchange or exercise of such Award and (B) the number of shares of common stock of the Company subject to the vested portion of the Award not theretofore converted, exchanged or exercised.

Term and Amendment

The 2018 Plan became effective on March 15, 2018 and no Award will be granted more than ten years after January 16, 2018, the original date the Holdco Board of Directors approved the 2018 Plan, or January 16, 2028. The Board of Directors of the Company may at any time, and from time to time, amend any of the provisions of the Amended 2018 Plan, and may at any time suspend or terminate the Amended 2018 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of common stock of the Company if the failure to obtain such approval would adversely affect the compliance of the Amended 2018 Plan with the requirements of applicable law or listing standards of the applicable exchange. The Board of Directors of the Company or the Committee, as the case may be, may amend the terms of any Award granted under the Amended 2018 Plan; provided, however, that subject to certain provisions of the Amended 2018 Plan, no such amendment may be made by the Board of Directors of Company or the Committee, as the case may be, which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the Award to comply with applicable law or listing standards.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the Amended 2018 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below. This summary omits the tax laws of any municipality, state or foreign country in which a participant resides.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Amended 2018 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

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The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or Company on the grant of Non-Qualified Stock Options pursuant to the Amended 2018 Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

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Restricted Stock Units. A participant will not realize income upon the grant of restricted stock units, but will realize ordinary income, and the Company will be entitled to a corresponding deduction (subject to the limitations of Code Section 162(m)), when the restricted stock units are settled in cash and/or shares of common stock of the Company. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction. Generally, whenever a participant realizes ordinary income under the Amended 2018 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1.0 million paid to certain of its executives. Prior to January 1, 2018, this included the chief executive officer and the three other highest paid executive officers (other than the chief financial officer). Beginning January 1, 2018, this includes the chief executive officer, the chief financial officer, any other named executive officers of the company and any such covered persons who were a covered person after December 31, 2016. In addition, for years prior to January 1, 2018 and for certain grandfathered compensation, certain performance based compensation is excluded from the $1.0 million limit.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the Amended 2018 Plan are not currently determinable since grants are at the discretion of the Committee.

Required Vote

Approval of the Amended 2018 Plan requires the affirmative vote of a majority of the holders of common stock and preferred stock represented and entitled to vote on the proposal.

Our Board recommends that you vote FOR the proposal to approve the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term incentive Plan

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Equity Compensation Plan Information Table

The following information is with respect to our 2018 Long-Term Incentive Plan as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,658,421	$11.10	166,145	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	3,658,421	$11.10	166,145

(1)	The information set forth above pertains to our 2018 Long-Term Incentive Plan as of December 31, 2018. For a discussion of our 2018 Long-Term Incentive Plan please refer to Proposal 4.

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STOCKHOLDER PROPOSALS AND NOMINATIONS DEADLINE FOR 2020 ANNUAL MEETING

As more specifically provided in our Amended and Restated Bylaws, no business may be brought before an annual meeting by a stockholder unless the stockholder has provided proper notice to us not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, since our annual meeting for 2019 is scheduled for May 20, 2019, any stockholder proposal and recommendations for director nominees to be considered at the 2020 annual meeting must be properly submitted to us not earlier than February 20, 2020 nor later than March 21, 2020. These requirements are separate from the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a proposal included in our proxy statement. For the 2020 annual meeting, under the Securities and Exchange Commission’s requirements, any stockholder proposals and recommendations for director nominees must be received by Lazydays no later than December 12, 2019, in order to be included in our 2020 proxy statement.

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HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs.

Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one Notice or set of proxy materials per household. If you would like to receive a separate Notice or set of proxy materials in the future, or if your household is currently receiving multiple copies of the same items and you would like to receive only a single copy at your address in the future, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717 or by telephone at 866-540-7095 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers.

If you would like to receive a copy of our 2018 Annual Report or this proxy statement, please contact our Investor Relations by mail at Investor Relations, Lazydays Holdings, Inc., 6130 Lazy Days Boulevard, Seffner, Florida 33584, by telephone at (813) 204-4099 or by e-mail at investors@lazydays.com, and we will send a copy to you without charge. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for the purpose of the Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials.

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Annex A

Lazydays Holdings, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code and the provisions of the Plan will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group as defined under applicable the Securities And Exchange Commission regulations (“Person”), acquires ownership of the stock of the Company that, together with the stock beneficially owned by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to beneficially own more than fifty percent (50%) of the total voting power of the stock of the Company as of the date of adoption of the Plan by the Board will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from beneficial ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities or through entities or vehicles established for estate planning purposes, such as trusts; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the beneficial ownership of all or substantially all of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the beneficial ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is directly or indirectly controlled by the Company’s stockholders immediately after the transfer in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is beneficially owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is beneficially owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be beneficially owned in substantially the same proportions by the persons who beneficially owned the Company’s securities immediately before such transaction.

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Lazydays Holdings, Inc., a Delaware corporation, or any successor thereto.

(i) “Compensation” includes an Eligible Employee’s base straight time gross earnings and includes commissions, but excludes bonuses and other incentive compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(j) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(k) “Designated Company” means any Subsidiary of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

(l) “Director” means a member of the Board.

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(m) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not, as applicable, include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

(n) “Employer” means the employer of the applicable Eligible Employee(s).

(o) “Enrollment Date” means the first Trading Day of an Offering Period.

(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(q) “Exercise Date” means a date on which each outstanding option granted under the Plan will be exercised (except if the Plan has been terminated), as may be determined by the Administrator, in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. For purposes of clarification, there may be multiple Exercise Dates during an Offering Period.

(r) “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows:

(i) the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the NASDAQ Capital Market , the NASDAQ Global Select Market or the NASDAQ Global Market of The NASDAQ Stock Market, or the New York Stock Exchange) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(ii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

(s) “Fiscal Year” means a fiscal year of the Company.

(t) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(u) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

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(v) “Offering Period” means a period beginning on such date as may be determined by the Administrator in its discretion and ending on such Exercise Date as may be determined by the Administrator in its discretion, in each case on a uniform and nondiscriminatory basis. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Participant” means an Eligible Employee that participates in the Plan.

(y) “Plan” means this Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan.

(z) “Purchase Period” means the period, as determined by the Administrator in its discretion on a uniform and nondiscriminatory basis, during an Offering Period that commences on the Offering Period’s Enrollment Date and ends on the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the Offering Period.

(aa) “Purchase Price” means the price per Share of the Shares purchased under any option granted under the Plan as determined by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an Enrollment Date. With respect to any option granted under this Plan, the initial Purchase Price shall not be less than the lesser of 85% of the Fair Market Value of a Share on (i) the Enrollment Date and (ii) the Exercise Date, or such other amount as may be required under Section 423 of the Code.

(bb) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(cc) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(dd) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3. Eligibility.

(a) Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

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(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods. Offering Periods will expire on the earliest to occur of (i) the completion of the purchase of Shares on the last Exercise Date occurring within twenty-seven (27) months of the applicable Enrollment Date on which the option to purchase Shares was granted, or (ii) such shorter period as may be established by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis, prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5. Participation. An Eligible Employee may participate in the Plan by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be an on-line electronic agreement or an agreement similar to the form attached hereto as Exhibit A) or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount that will be subject to such limits as the Administrator may establish from time to time, in its discretion and on a uniform and nondiscriminatory basis, for all options to be granted on any Enrollment Date. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, or (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

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(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of Shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than a maximum number of Shares of Common Stock determined by the Administrator prior to the first Offering Period, if any (with such number subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares of Common Stock that an Eligible Employee may purchase during each Purchase Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full Shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional Shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full Share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of Shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of Shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

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9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of Shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Share transfer. The Company may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. No Participant will have any voting, dividend, or other stockholder rights with respect to Shares of Common Stock subject to any option granted under the Plan until such Shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time, subject to any limitations imposed by the Administrator and/or by Company policies, by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares of Common Stock that will be made available for sale under the Plan will be 900,000 Shares of Common Stock.

(b) Until the Shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as the Participant may elect.

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14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries of the Company as participating in the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees residing solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any Shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions. Until Shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such Contributions and such Shares.

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18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of Shares of Common Stock purchased and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

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(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of Shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A. The 423 Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if any option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that any option to purchase Common Stock under the Plan is compliant with Code Section 409A.

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24. Term of Plan. The Plan will become effective upon approval by the stockholders. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

27. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or affiliate of the Company, as applicable. Further, the Company or a Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

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Annex B

Lazydays Holdings, Inc.

Amended and Restated 2018 Long Term Incentive Plan

Section 1. Purpose. The purpose of the Lazydays Holdings, Inc. 2018 Amended and Restated Long Term Incentive Plan is to provide an incentive for attracting, retaining and motivating officers, employees, directors and/or service providers and prospective officers, employees, directors and/or service providers of the Company and/or its subsidiaries by aligning the interests of such individuals with the success of the Company and to incentivize those parties to remain in the service of the Company and/or its subsidiaries by providing for the grant of awards tied to the proprietary interests of the Company.

Section 2. Definitions. When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms:

(a) “Applicable Exchange” shall mean The Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

(b) “Award” shall mean an award granted under this Plan as described in Section 5 hereof.

(c) “Award Agreement” shall mean a written or electronic agreement entered into between the Company and the Grantee in connection with an Award (including any notice of an Award executed and delivered by the Company to a Grantee and which is countersigned or acknowledged by such Grantee).

(d) “Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall, with respect to any Grantee, have the meaning assigned to such term (if so defined) in the employment agreement between the Grantee and the Company Group, if any, or if the Grantee does not have an employment agreement with the Company Group, shall mean (i) such Grantee’s failure to substantially perform the duties set forth in any agreement with the Company Group (other than any such failure resulting from such Grantee’s Disability); (ii) such Grantee’s failure to carry out, or comply with, in any respect any lawful directive of the Board; (iii) such Grantee’s commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) such Grantee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company Group’s premises or while performing such Grantee’s duties and responsibilities; (v) such Grantee’s commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, conversion of assets of the Company Group, or breach of fiduciary duty against the Company Group (or any predecessor thereto or successor thereof); (vi) such Grantee’s material breach of any agreement with the Company Group (including without limitation, any breach of the restrictive covenants of any agreement); (vii) such Grantee’s neglect of the duties or services such Grantee is to provide to the Company Group; (viii) such Grantee’s negligence or intentional harm to the Company Group; or (ix) such Grantee’s willful misconduct or violation of any policy of the Company Group; provided, however, that with respect to any failure, breach or neglect described in clauses (i), (ii), (vi) or (vii) above, and so long as such failure, breach or neglect (as applicable) is curable, the Grantee shall have ten (10) days after receipt of written notice from the Company Group in which to cure the failure, breach or neglect described in such notice, and the determination as to whether any such failure, breach or neglect (as applicable) shall have been cured within such 10-day period shall be made by the Board. If the failure, breach or neglect (as applicable) is not cured by the Grantee within such 10-day period (as determined by the Board), Cause shall be deemed to have occurred.

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(g) “Change in Control” shall, unless otherwise determined by the Committee in the applicable Award Agreement, mean the occurrence of any of the following:

(i) any Person or Group, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of members of the Board (including by way of merger, consolidation or otherwise);

(ii) the consummation of a sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group;

(iii) the consummation of a merger, consolidation or reorganization of the Company (other than in which the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization);

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(v) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new members of the Board whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the members of the Board of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) (the “Incumbent Board”) cease for any reason to constitute a majority of the Board then in office; provided that, any member of the Board appointed or elected to the Board to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an individual on the Incumbent Board.

Notwithstanding the above, in the event that an Award is “nonqualified deferred compensation” subject to Section 409A and Change in Control is a payment, delivery or issuance event, or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change in Control for purposes of such payment, delivery or issuance (or change in time and form of payment) unless that Change in Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) promulgated under Section 409A.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto and the rules and regulations issued thereunder.

(i) “Committee” shall mean the Committee hereinafter described in Section 3 hereof.

(j) “Common Stock” shall mean the Company’s common stock, $0.001 par value per share.

(k) “Company” shall mean Lazydays Holdings, Inc., a Delaware corporation, or its successor.

(l) “Company Group” shall mean the Company and its direct and indirect majority owned subsidiaries. Any reference in this Plan and in any Award Agreement to the “Company Group” shall mean and be a reference to all of the entities included in the definition of Company Group on a collective basis and each entity included in the definition of Company Group on an individual basis, unless otherwise specified in the Plan or such Award Agreement or the context otherwise requires.

(m) “Disability” with respect to any Grantee, except as may be otherwise determined by the Committee (taking into account any Section 409A considerations), shall have the meaning given to such term in any employment agreement, consulting agreement or other similar agreement, if any, to which such Grantee is a party, or, if there is no such agreement (or if any such agreement does not define disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall have discretion to determine if a Disability has occurred.

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(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(o) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded or quoted on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded or quoted, all as reported by such sources as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee using any reasonable method of valuation, taking into account, to the extent appropriate, Sections 409A and 422 of the Code.

(p) “Grantee” shall mean a person who receives an Award under the Plan.

(q) “Group” means “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(r) “Incentive Stock Options” shall mean an Option that is intended to meet the requirements of Section 422 of the Code and that is so designated in the applicable Award Agreement as an “incentive stock option” and that, in fact, so qualifies.

(s) “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(t) “Option” shall mean a conditional right, granted under Section 8 hereof, to purchase Common Stock at a specified price at or during specified time periods.

(u) “Person” means any “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(v) “Plan” shall mean this Lazydays Holdings, Inc. 2018 Long Term Incentive Plan, as set forth in this document and as such Plan may be amended, supplemented, amended and restated or otherwise modified from time to time.

(w) “Restricted Stock” shall mean Common Stock granted in accordance with Section 7 hereof.

(x) “Restricted Stock Unit” shall mean a right to receive Common Stock or cash in an amount equal to the Fair Market Value of Common Stock granted in accordance with Section 6 hereof.

(y) “Section 409A” shall mean Section 409A of the Code and the rules and regulations and other guidance promulgated thereunder.

(z) “Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Section 424 of the Code. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Section 424(a) of the Code applies.

(aa) “Shares” shall mean shares of Common Stock.

(bb) “Stock Appreciation Right” shall mean a conditional right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right in accordance with Section 9 hereof.

(cc) “Stockholder Approval Date” means the date on which this Plan (as amended and restated) is approved by stockholders of the Company eligible to vote on the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code and applicable requirements under the rules of the Applicable Exchange.

(dd) “Subsidiary Governing Body” shall mean the board of directors, board of managers or other governing body of the Company Group.

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Section 3. Administration.

(a) The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time (the “Committee”), which shall be composed of not less than two directors. To the extent required by applicable law, each member of the Committee shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The members of the Committee shall be selected by, and serve at the pleasure of, the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without cause, by the Board. Any vacancy on the Committee shall be filled by the Board, in its sole discretion.

(b) The Committee shall have full power and authority to administer the Plan and such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described herein, including, but not limited to, (i) select the individuals to whom Awards may from time to time be granted and determine the types of Awards and terms and conditions of such Awards; (ii) exercise all of the powers granted to it under the Plan; (iii) complete authority to construe, interpret, implement and administer the Plan, any Awards granted under the Plan and any Award Agreements; (iv) prescribe, amend and rescind rules and regulations relating to the Plan, any Awards granted under the Plan and any Award Agreements, including rules governing its own operations; (v) make all determinations necessary or advisable in administering the Plan, any Awards granted under the Plan and any Award Agreements; (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Awards granted under the Plan or in any Award Agreements; (vii) amend the Plan, any Awards granted under the Plan and any Award Agreements to reflect changes in applicable law; (viii) delegate such powers and authority to such person as it deems appropriate with respect to the Plan, any Awards granted under the Plan and any Award Agreements; (ix) determine whether any failure, violation, breach, act, omission, occurrence, fact, circumstance or matter constitutes Cause; (x) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (xi) waive any conditions under any Awards (including any such conditions contained in any Award Agreements); (xii) determine the Fair Market Value; and (xiii) make any other determination and take any other action consistent with the Plan that the Committee deems necessary or advisable for the administration of the Plan, whether or not expressly set forth herein.

(c) The Committee’s (or, if applicable, its delegates’) determinations under the Plan need not be uniform and may be made by the Committee selectively among Grantees and potential Grantees, whether or not such persons are similarly situated. The determination of the Committee on all matters relating to the Plan, any Awards granted under the Plan or any Award Agreement shall be final, binding and conclusive. No member of the Committee shall be liable for any action or determination made by the Committee with respect to the Plan, any Award Agreement or any Award.

(d) The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of such persons.

Section 4. Eligibility for Awards. Awards under the Plan shall be made to such members of the Board and any Subsidiary Governing Body and such officers, employees, service providers and prospective officers, employees and service providers of the Company Group as the Committee selects in its sole discretion. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Section 424 Employees in accordance with Section 422 of the Code.

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Section 5. Awards Under the Plan.

(a) Subject to adjustment as provided in Section 15, the total number of shares of Common Stock authorized for Awards granted under the Plan shall be 4,424,566 shares of Common Stock, which includes 3,824,566 Shares that are issuable pursuant to outstanding Awards or are available for Awards under the Plan prior to the Stockholder Approval Date, plus any Shares subject to Awards under the Plan that are outstanding on the Effective Date that are forfeited, expire or otherwise terminate without issuance of such Shares after the Effective Date. If any Shares subject to an Award are forfeited, repurchased or reacquired by the Company pursuant to the Plan or the applicable Award Agreement, or if any Award has expired, terminated or been cancelled for any reason whatsoever or otherwise terminates without issuance of Shares or is settled for cash (in whole or part), then such Shares shall again be available to be issued hereunder pursuant to the terms and conditions of the Plan.

(b) Awards may be made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, warrants or other securities which may be convertible, exercisable or exchangeable for or into Common Stock or cash, or securities that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock, as the Committee determines is in the interest of the Company. Nothing herein contained shall be construed to prohibit the issuance of Awards at different times to the same person.

(c) Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions (such as vesting, and manner and method of conversion, exchange or exercise (to the extent applicable)) as the Committee in its discretion deems necessary or desirable, consistent with the terms of this Plan. The duration of any Award that is convertible, exchangeable or exercisable for or into Common Stock shall have a duration that is fixed by the Committee, in its sole discretion, but in no event shall such Award remain in effect for a period of more than ten (10) years (five (5) years for grants of Incentive Stock Options to 10% stockholders in accordance with Section 422 of the Code) from the date of grant.

Section 6. Restricted Stock Units.

(a) The Committee shall have the authority to grant an Award of Restricted Stock Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Each Restricted Stock Unit granted under the Plan shall represent a right to receive, on the applicable delivery date determined by the Committee and specified in the Award Agreement, one Share or cash in an amount equal to the Fair Market Value of one Share on such delivery date. In the event that there is no applicable delivery date specified in the Award Agreement, the applicable delivery date shall be deemed to be the date that the Restricted Stock Units are no longer subject to a risk of forfeiture.

(c) Restricted Stock Units granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(d) The Grantee shall have no rights as a stockholder of the Company with respect to any Restricted Stock Units, unless and until such Restricted Stock Units are settled in Common Stock.

Section 7. Restricted Stock.

(a) The Committee shall have the authority to grant an Award of Restricted Stock, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Except as otherwise set forth in the applicable Award Agreement, the Grantee of Restricted Stock shall generally have the rights and privileges of a holder of Common Stock. At the discretion of the Committee and provided in an Award Agreement, dividends and distributions on Common Stock, if any, with respect to Restricted Stock may be either currently paid to the Grantee or withheld by the Company for the Grantee’s account. Each Grantee of Restricted Stock shall be a stockholder of the Company.

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(c) Restricted Stock granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(d) Shares of Restricted Stock are actual shares of Common Stock issued to a Grantee and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

Section 8. Options.

(a) The Committee shall have the authority to grant an Award of Options, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) The price per Share to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the exercise price per Share to be purchased pursuant to the exercise of an Option shall, in accordance with Section 409A, not be less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted if it is intended for such Option to be exempt from Section 409A. Notwithstanding the foregoing, an Incentive Stock Option granted to a ten percent stockholder shall have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(c) At the time of grant, the Committee shall designate whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that if the Award Agreement contains no indication, the Option shall be a Nonqualified Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Grantee or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

(d) Options granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate in its discretion. The vesting of any such Option shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) An Option, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) at such rate and times as may be fixed at the time of grant by the Committee.

(i) An Option shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) to such effect or through such other procedures established by the Committee or the Company’s third party administrator), together with the Award Agreement and the full purchase price of the Common Stock purchased pursuant to the exercise of the Option, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. The payment of the full purchase price shall be made as follows: (A) in cash; (B) by cashier’s check payable to the order of the Company; (C) if the Committee, in its discretion, so permits, by delivery to the Company of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, however, that a holder may not use any Common Stock to pay the purchase price unless the holder has beneficially owned such Common Stock for at least six months); (D) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Grantee may elect to concurrently provide irrevocable instructions (i) to such Grantee’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (ii) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale or (E) by such other methods as the Committee may, in its discretion, permit from time to time. In the event that the Option shall be exercised pursuant to Section 13 by any person other than the Grantee, appropriate proof of the right of such person to exercise the Option must be delivered together with the written exercise notice.

(ii) To the extent that an Option that is designated to be an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, such Option (or the part of such Option) shall be deemed a Nonqualified Stock Option.

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(iii) Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

(iv) The Grantee shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such Option unless and until such Grantee shall have exercised such Option, paid the exercise price (and any applicable withholding taxes) and become a holder of record of the purchased Common Stock.

Section 9. Stock Appreciation Rights.

(a) The Committee shall have the authority to grant an Award of Stock Appreciation Rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) A Stock Appreciation Right is a right to receive payment in Common Stock and/or cash equal to the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

(c) The exercise price of a Stock Appreciation Right shall be fixed by the Committee at the time of grant; provided, however, that the exercise price of each Stock Appreciation Right shall, in accordance with Section 409A, not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted if it is intended for such Stock Appreciation Right to be exempt from Section 409A.

(d) Stock Appreciation Rights granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate. The vesting of any Stock Appreciation Rights shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) A Stock Appreciation Right, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) at such rate and times as may be fixed at the time of grant by the Committee.

(i) A Stock Appreciation Right shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) to such effect, together with the Award Agreement, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. In the event that the Stock Appreciation Right shall be exercised pursuant to Section 13 by any person other than the Grantee, appropriate proof of the right of such person to exercise the Stock Appreciation Right must be delivered together with the written exercise notice.

(ii) Notwithstanding any other provision of the Plan or of any Stock Appreciation Rights, no Stock Appreciation Rights granted pursuant to the Plan may be exercised at any time when the Stock Appreciation Rights or the granting or exercise thereof violates any law or governmental order or regulation.

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(iii) The Grantee shall have no rights as a stockholder of the Company with respect to any Common Stock, unless and until such Grantee shall have exercised his or her Stock Appreciation Right, and then only if and to the extent such Stock Appreciation Rights are settled in Common Stock and the Grantee becomes a holder of record of Common Stock acquired pursuant to the exercise of the Stock Appreciation Right.

Section 10. Performance Awards.

(a) The Committee shall have the authority to grant Awards that are subject to certain performance objectives.

(b) The performance objectives for Awards may be based upon one or more of the following criteria, as selected by the Committee and specified at the time of grant: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per Share; (vii) book value per Share; (viii) total stockholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion. Performance objectives may be in respect of the performance of the Company, the Company Group (which may be on a consolidated basis), or one or more entities in the Company Group, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

Section 11. Other Awards. The Committee is authorized to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Section 12. Change in Control.

(a) Except as provided in an Award Agreement, upon the occurrence of a Change in Control which occurs while the Grantee is still employed by, or, for a member of the Board or a consultant of the Company Group, in service with, the Company Group, all of the Grantee’s unvested Awards shall immediately become vested and/or exercisable, convertible or exchangeable, as applicable.

(b) In addition, in the event of the consummation of a reorganization of the Company, a merger, consolidation or other business combination of the Company with or into any other entity, a sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction, including but not limited to, a Change in Control, with respect to any Award that is denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock, the Committee may, in its sole discretion, (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with Section 15 hereof; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company an amount equal to the product of (A) the excess, if any, of (x) the Fair Market Value of a share of Common Stock (determined on the basis of the amount received by a holder of Common Stock in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of Common Stock over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of Common Stock upon the conversion, exchange or exercise of such Award and (B) the number of shares of Common Stock subject to the vested portion of the Award not theretofore converted, exchanged or exercised. Any actions under this Section 12 shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A and Section 424, as applicable, so as not to cause a modification or deemed new grant of the Award.

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Section 13. Restrictions on Transfer. Except as otherwise provided in an Award Agreement or pursuant to the laws of descent and distribution,

(a) No Awards of Common Stock may be transferred until vested; provided, however, that the Grantee may Transfer such unvested Awards to any one or more of the Grantee’s family members if agreed to by the Committee and, as a condition to such transfer, the Transferee shall execute and deliver to the Company (i) a written undertaking, in form and substance satisfactory to the Committee, that such transferee shall transfer any Awards (vested or unvested) back to the Grantee if such transferee ceases to be a family member of such Grantee and (ii) a written agreement acknowledging that such transferred Award is subject to vesting, may never become vested and is subject to the terms and conditions of the Plan and the Award Agreement. Any proposed transfer of vested Awards of Common Stock shall be in accordance with the Award Agreement.

(b) Awards that are denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock may not be transferred at any time prior to settlement, conversion, exercise or exchange thereof.

Section 14. Section 409A of the Code. It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or comply with Section 409A so as to avoid taxation under Section 409A and the regulations and rules thereunder. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with the foregoing. To the extent applicable, (i) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (ii) in the event the equity of the Company is publicly traded on an established securities market or otherwise and the Grantee is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Grantee’s termination of employment, any payments under this Plan or any Award Agreement that are payable upon termination of employment and deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment. For any Awards that are nonqualified deferred compensation subject to Section 409A, any iteration of the word “termination” (e.g., “terminated”) with respect to a Grantee’s employment or service, shall mean a separation from service within the meaning of Section 409A and the regulations thereunder. Notwithstanding the foregoing, neither the Company Group, any stockholder of the Company nor any of their respective affiliates shall be liable for, and each Grantee shall be solely liable and responsible for, any taxes (or interest or penalties) that may be imposed on such Grantee under Section 409A with respect to such Grantee’s receipt of any Award and payment thereunder.

Section 15. Adjustment. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an “Event”), and, in the Committee’s opinion, such Event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee may, in its sole and absolute discretion and in such manner as it may deem equitable, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. Any such adjustments shall be made in accordance with Section 409A and Section 424 of the Code (to the extent applicable) unless otherwise determined by the Committee in its sole discretion. For the avoidance of doubt, in no event shall any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute extraordinary dividends or extraordinary distributions.

Section 16. Amendment, Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan in any respect whatsoever and (ii) any Award Agreement, to the extent provided in such Award Agreement; provided, however, that in no event shall any such action adversely affect the rights of any Grantee in any material respect (without regard to any effect resulting from the individual circumstances of such Grantee) with respect to any previously granted Award without such Grantee’s consent, except to the extent such action is required by, or is necessary to comply with, law; provided, further, that no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange. No Awards shall be made under the Plan after the tenth anniversary of the Effective Date.

B-9

Section 17. Income Tax Withholding. If the Company determines it is required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of any Award, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Award. In any event, the holder shall pay to the Company or make arrangements satisfactory to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding; and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property (including, if permitted by the Committee in its sole discretion, Common Stock that would otherwise be issuable to the holder pursuant to the Award) due or to become due to the holder of such Award. Such withholding taxes may be paid by the withholding of Common Stock which would be paid or delivered pursuant to such grant or exercise of the Award only if permitted by the Committee, in its discretion. Notwithstanding the foregoing or anything else in the Plan to the contrary, in no event may Common Stock with a Fair Market Value in excess of the legally required withholding amount based on the minimum statutory withholding rates (or, as permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules) for federal and state tax purposes that are applicable to such supplemental taxable income be withheld for the payment of tax obligations (in whole or part). The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with respect to an Award.

Section 18. General Provisions.

(a) No Right to Employment or Service. Nothing contained in this Plan, any Award Agreement or any Stockholder Agreement shall confer upon any Grantee the right to continue in the employ of, or association with, the Company Group or any affiliate of the Company Group, or affect any rights which the Company Group or any such affiliate may have to terminate such employment or association for any reason at any time.

(b) Non-Uniform Determinations. The Committee’s determinations of Awards under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the person to receive Awards under the Plan, and the terms and provisions of any Awards granted under the Plan.

(c) Freedom of Action. Nothing contained in the Plan, any Award or any Award Agreement hereunder shall be construed to prevent the Company Group or any affiliate of the Company Group or any of the holders of Shares from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company Group, any such affiliate or any such holder of Shares to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.

(d) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(e) Governing Law. This Plan, any Award, and any Award Agreement hereunder and any conflicts arising hereunder or thereunder or related hereto or thereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws.

(f) Confidentiality. By acceptance of an Award, each Grantee agrees to maintain in confidence and not disclose the terms of this Plan, any Award granted hereunder or any Award or any Award Agreement (except to the extent required by law or to the Grantee’s immediate family and his or her professional advisors).

B-10

(g) Severability; Entire Agreement. In the event any provision of this Plan, any Award Agreement or any Award shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan, such Award or such Award Agreement (as applicable) and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provision had not been included. The Plan, any Award Agreement and any Stockholder Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter hereof and thereof.

(h) Survival of Terms; Conflicts. The provisions of this Plan shall survive the termination of this Plan to the extent consistent with, or necessary to carry out, the purposes thereof. To the extent of any conflict between the Plan, any Award Agreement and any Stockholder Agreement, the Stockholder Agreement shall control; provided, however, that the Plan may impose greater restrictions or grant lesser rights than any Stockholder Agreement; and provided, further, that any Award Agreement may impose greater restrictions or grant lesser rights than either any Stockholder Agreement or the Plan. Subject to the second proviso in the immediately preceding sentence, in the event of any conflict between the Plan and any Award Agreement, the Plan shall control.

(i) No Third Party Beneficiaries. Except as expressly provided herein or therein, none of the Plan, any Award Agreement or any Stockholder Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder.

(j) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns.

(k) Notices. All notices, requests, waivers and other communications under the Plan or any Award Agreement shall be in writing and shall be deemed to be effectively given, sent, provided, delivered or received (i) when personally delivered to the party to be notified, (ii) when sent by confirmed facsimile or by electronic mail (“e-mail”) to the party to be notified, (iii) three (3) business days after deposit in the United States mail, postage prepaid, by certified or registered mail with return receipt requested, addressed to the party to be notified or (iv) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified with next-business day delivery guaranteed, in each case sent or addressed to the Company at its principal office and to the Grantee at the Grantee’s mailing address, facsimile number or e-mail address as carried in the record books of the Company or at such other mailing address, facsimile number or e-mail address as the Grantee may from time to time designate in writing to the Company.

(l) Unfunded Plan. Unless otherwise provided in an Award Agreement, Awards payable under the Plan shall be payable in Shares or from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment, delivery or issuance of such Awards. No Grantee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or any subsidiary of the Company by reason of any Award hereunder. To the extent that a Grantee or other person acquires a right to receive payment, delivery or issuance pursuant to any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(m) Clawback. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, all Awards (and/or any amount received with respect to such Awards) shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law, stock exchange listing requirements, or any recoupment policy of the Company. In addition, the Committee may, in its sole discretion, specify in an Award Agreement that the Grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or services for cause, termination of the Grantee’s provision of services to the Company or any of its subsidiaries, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Grantee, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

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(n) Issuance of Shares and Compliance with Securities Act. If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company. Upon termination of any period of suspension under this Section, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of such Award unless provided in the Award Agreement.

(o) Effective Date. The Plan (as amended and restated) will become effective upon the Stockholder Approval Date. No Awards shall be granted under the Plan beyond ten (10) years after the date the Board first approved the Plan on January 16, 2018, but Awards granted on or before the expiration of the Plan shall remain valid in accordance with their terms, and may extend beyond such expiration date. At the time an Award is made or amended or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award.

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LAZYDAYS HOLDINGS, INC.
6130 LAZY DAYS BLVD.
SEFFNER, FL 33584

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on May 19, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	______________________

1. Election of Class A director nominees to serve a three-year term expiring at the 2022 Annual Meeting:

Nominees

01 Jordan Gnat   02 Erika Serow

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐
3. Approval of the 2019 Employee Stock Purchase Plan.	☐	☐	☐
4. Approval of the Amended and Restated 2018 Long Term Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000416124_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

LAZYDAYS HOLDINGS, INC.
Annual Meeting of Stockholders
May 20, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) William P. Murnane and Nicholas Tomashot, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series A Convertible Preferred Stock of LAZYDAYS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 20, 2019, at the Lazydays RV Resort at 6210 County Road 579, Seffner, Florida 33584, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of the nominees and FOR Proposals 2, 3 and 4.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000416124_2 R1.0.1.18